                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
             the Securities Exchange Act of 1934. (Amendment No.  )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                        THE ZWEIG TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
        N/A
        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:
        N/A
        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        N/A
        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
        N/A
        ------------------------------------------------------------------------
    (5) Total fee paid:
        $0
        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials: N/A

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                        THE ZWEIG TOTAL RETURN FUND, INC.

                   900 THIRD AVENUE, NEW YORK, NEW YORK 10022


                                                                   April 5, 2004


DEAR SHAREHOLDER:

     You are cordially invited to attend the Annual Meeting of Shareholders of The Zweig Total Return Fund, Inc. (the "Fund") to be held on Wednesday, May 12, 2004, at 11:30 A.M. at the offices of Katten Muchin Zavis Rosenman, located at 575 Madison Avenue (between 56th and 57th Streets), 11th Floor, New York, New York.

     Details of the business to be presented at the meeting can be found in the accompanying Notice of Annual Meeting and Proxy Statement. This meeting will give you an opportunity to hear a report on the Fund and to discuss other matters of interest to you as a shareholder.

     We hope that you will be able to attend the meeting. Whether or not you plan to attend, please complete, date, sign and mail the enclosed proxy card to assure that your shares are represented at the meeting. Please return all proxy cards that you may receive.

     On behalf of the Board of Directors, I extend our appreciation for your continued support.


                                                       DANIEL T. GERACI,
                                                         PRESIDENT OF
                                               THE ZWEIG TOTAL RETURN FUND, INC.


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE:

1. FOR THE PROPOSAL TO ELECT DIRECTORS; AND

2. AGAINST THE PROPOSAL TO CONVERT THE FUND TO AN OPEN-END INVESTMENT COMPANY

                        THE ZWEIG TOTAL RETURN FUND, INC.
                   900 THIRD AVENUE, NEW YORK, NEW YORK 10022

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 12, 2004

TO THE SHAREHOLDERS:

     The Annual Meeting of Shareholders of The Zweig Total Return Fund, Inc., a Maryland corporation (the "Fund"), will be held on Wednesday, May 12, 2004 at 11:30 A.M. at the offices of Katten Muchin Zavis Rosenman, located at 575 Madison Avenue (between 56th and 57th Streets), 11th Floor, New York, New York, for the following purposes:

     1.   ELECT DIRECTORS:
          To elect two Directors to serve until the Annual Meeting of Shareholders in 2007 and one Director to serve until the Annual Meeting of Shareholders in 2005;

     2.   PROPOSAL REGARDING CONVERSION TO OPEN-END INVESTMENT COMPANY:
          To vote on a proposal pursuant to the Fund's Articles of Incorporation to convert the Fund to an open-end investment company and to adopt an amendment and restatement of the Articles of Incorporation to effectuate the proposal; and

     3.   OTHER BUSINESS:
          To transact such other business as may properly come before the Meeting or any adjournments thereof.

     Shareholders of record of the Fund at the close of business on February 13, 2004 are entitled to notice of, and will be entitled to vote at, the Meeting or any postponement or adjournment thereof. The enclosed Proxy is being solicited on behalf of the Board of Directors.

                                        By Order of the Board of Directors of
                                          The Zweig Total Return Fund, Inc.
                                                  DANIEL T. GERACI,
                                                      PRESIDENT

New York, New York

April 5, 2004


                                   IMPORTANT:
  YOU ARE INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD MAY SAVE THE FUND THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ASSURE A QUORUM AT THE MEETING. A PROXY WILL NOT BE REQUIRED FOR ADMISSION TO THE MEETING.

                        THE ZWEIG TOTAL RETURN FUND, INC.
                   900 THIRD AVENUE, NEW YORK, NEW YORK 10022

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 12, 2004


     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The Zweig Total Return Fund, Inc., a Maryland corporation (the "Fund"), for use at the Annual Meeting of Shareholders to be held at the offices of Katten Muchin Zavis Rosenman, located at 575 Madison Avenue (between 56th and 57th Streets), 11th Floor, New York, New York, on Wednesday, May 12, 2004 at 11:30 A.M., and at any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting dated April 5, 2004.


     If the accompanying form of proxy is properly executed and returned in time to be voted at the Meeting, the shares will be voted in accordance with the instructions marked by the shareholder. Executed proxies that are unmarked will be voted (1) "for" the election of the three nominees of the Board of Directors as Directors of the Fund and (2) "against" the proposal submitted for consideration pursuant to the Fund's Articles of Incorporation to convert the Fund to an open-end investment company and to adopt amendments to the Fund's Articles of Incorporation to effectuate the conversion. A shareholder can revoke the proxy prior to its use by appearing at the Meeting and voting in person, by giving written notice of such revocation to the Secretary of the Fund, or by returning a subsequently dated proxy.


     This Proxy Statement and the accompanying form of proxy will be first sent to shareholders on or about April 5, 2004.


     The Board of Directors of the Fund has fixed the close of business on February 13, 2004 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. As of the record date, 92,198,270.8797 shares of the Fund's common stock were outstanding. To the best of the Fund's knowledge, no person beneficially owns more than five percent of the outstanding shares of the Fund's common stock.

     The Annual Report of the Fund for the year ended December 31, 2003, including financial statements, has been mailed to shareholders of record at the close of business on that date, and to persons who became shareholders of record between that time and the close of business on February 13, 2004.

     The Fund will furnish, without charge, a copy of the Fund's December 31, 2003 Annual Report to any shareholder who requests it by contacting the Fund's Administrator, Phoenix Equity Planning Corporation, 56 Prospect Street, P.O. Box 150480, Hartford, Connecticut 06115-0480, Attention: Shareholder Services; Toll-free telephone number 1-800-272-2700.

                            RECENT FUND DEVELOPMENTS

     On March 2, 2004, the Board of Directors unanimously approved the continuation of the advisory relationship with Phoenix/Zweig Advisers LLC (the "Adviser") and the continuation of the sub-advisory relationship with Zweig Consulting LLC (the "Sub-Adviser"). Under the continued sub-advisory relationship, Dr. Martin E. Zweig, President and owner of the Sub-Adviser, will continue to provide asset allocation services and will assume an expanded role in reviewing the Fund's portfolio. Dr. Zweig will actively collaborate in the stock selection process with the Adviser's new portfolio management team.

     In addition to Dr. Zweig's increased involvement with the Fund, Dr. Zweig strongly affirmed his support for maintaining the Fund as closed-end.


     The portfolio management team of Carlton Neel and David Dickerson was installed by the Adviser as of April 1, 2003, with the endorsement of the Board of Directors, and with the support of the Sub-Adviser. Effective March 2, 2004, Daniel T. Geraci, president of the Adviser and executive vice president of the asset management operations of The Phoenix Companies, was appointed as President of the Fund and a Director.


     Subsequent to the filing of the Fund's preliminary proxy on February 11, 2004, several professional investors have contacted the Board of Directors or the Fund with respect to the proposal to convert the Fund to an open-end investment company. One such shareholder, who reported holding less than half of one percent of the outstanding shares of the Fund, has filed a Form 13D* with the Securities and Exchange Commission. In their communications, these shareholders supported one or more of the following: (i) conversion to an open-end investment company; (ii) reinstatement of a fixed distribution policy; and/or (iii) nomination of new directors.

     The Board has spent considerable time evaluating the present situation and concluded that it is inappropriate to open-end the Fund at this time for the reasons discussed in this Proxy Statement. The Board believes that

* A Form 13D is a publicly available disclosure report for an investor who is considered to beneficially own more than 5% of a publicly traded equity security. The report identifies the source and amount of the funds used for the acquisition and the purpose of the acquisition.

maintaining the Fund as a closed-end fund will benefit the Fund's long-term shareholders. Open-ending would permit the professional investors to realize a short-term profit on their investment, without regard to the best interests of the Fund's long-term shareholders. Moreover, the Board believes it is in the best interests of the Fund and its shareholders to permit the new portfolio management team, together with Dr. Zweig, to focus on the Fund's portfolio and to work on achieving the Fund's investment objective in its closed-end structure. The Board also has considered the effects of the Fund's distribution policy. As communicated to shareholders by letter dated July 28, 2003, the change from a fixed to a variable distribution policy was effected in order to avoid potential adverse tax consequences (see Proposal 2, "Background of the Proposal" at page 16). However, the Board is currently evaluating whether it is appropriate to reinstate a new distribution policy.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

     The members of the Board of Directors of the Fund are divided into three classes with the term of office of one class expiring each year. At the forthcoming Annual Meeting, two Directors will be elected to serve a three-year term (until the third succeeding Annual Meeting in 2007) and one Director will be elected to serve a one-year term (until the first succeeding Annual Meeting in 2005). Unless authority to vote for the election of Directors is withheld, the enclosed proxy will be voted for the election of the nominees named below. While management has no reason to believe that the nominees will not be available as candidates, should such a situation arise, proxies may be voted for the election of such other persons as a Director, as the holders of the proxies may, in their discretion, determine.

     The Fund's Board of Directors has appointed a Nominating Committee which makes annual recommendations as to the individuals to be nominated by the Fund's Board of Directors for election as Directors at the forthcoming Annual Meeting and selects candidates for election by the Board of Directors to fill any vacancies in the Board of Directors, including those resulting from an increase in the number of Directors. The Fund's Nominating Committee consists of three Directors who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "Act")) of the Fund, the Adviser, or the Sub-Adviser.

     Based on the recommendations made by the Fund's Nominating Committee at its meetings held on February 12, 2004 and March 2, 2004, the Board of Directors of the Fund has nominated (a) R. Keith Walton, who is presently a Director of the Fund, for re-election to the Board of the Fund, to serve until the next Annual Meeting in 2005, and (b) Alden C. Olson and Daniel T. Geraci, who are presently Directors of the Fund, for re-election to the Board of the Fund, to serve until the third succeeding Annual Meeting in 2007.

     Background information with respect to the current Directors appears below.

                                                     NUMBER OF
                                                   PORTFOLIOS IN                    PRINCIPAL
       NAME, AGE,                 TERM OF              FUND                       OCCUPATION(S)
      ADDRESS AND               OFFICE AND           COMPLEX-                  DURING PAST 5 YEARS
      POSITION(S)                LENGTH OF          OVERSEEN BY                     AND OTHER
       WITH FUND                TIME SERVED          DIRECTOR                   DIRECTORSHIPS HELD
-------------------------------------------------------------------------------------------------------------
                                           DISINTERESTED DIRECTORS

Charles H. Brunie (73)     Term: Until 2006.             2           Director of The Zweig Fund, Inc. (since
Brunie Associates          Served since: 1988.                       1998). Chairman, Brunie Associates
600 Third Avenue,                                                    (investments) (since April 2001).
17th Floor                                                           Chairman, Oppenheimer Capital (1969 to
New York, NY 10016                                                   2000). Chairman Emeritus, Board of
                                                                     Trustees, Manhattan Institute (since
Director                                                             1990). Trustee, Milton and Rose
                                                                     D. Friedman Foundation for Vouchers
                                                                     (1999-present). Trustee, Hudson
                                                                     Institute (since 2002). Trustee,
                                                                     American Spectator (since 2002).

Wendy Luscombe (52)        Term: Until 2005.             2           Director of The Zweig Fund, Inc. (since
480 Churchtown Road        Served since: 2002.                       2002). Principal, WKL Associates, Inc.
Craryville, NY 12521                                                 (investment management) (since 1994).
                                                                     Fellow, Royal Institution of Chartered
Director                                                             Surveyors. Member, Chartered Institute
                                                                     of Arbitrators. Director, Endeavour Real
                                                                     Estate Securities, Ltd., REIT Mutual
                                                                     Fund (since 2000). Director, PXRE,
                                                                     (reinsurance) (since 1994). Member and
                                                                     Chairman of Management Oversight
                                                                     Committee, Deutsche Bank Real Estate
                                                                     Opportunities Fund (since 2003)

                                                     NUMBER OF
                                                   PORTFOLIOS IN                    PRINCIPAL
       NAME, AGE,                 TERM OF              FUND                       OCCUPATION(S)
      ADDRESS AND               OFFICE AND           COMPLEX-                  DURING PAST 5 YEARS
      POSITION(S)                LENGTH OF          OVERSEEN BY                     AND OTHER
       WITH FUND                TIME SERVED          DIRECTOR                   DIRECTORSHIPS HELD
-------------------------------------------------------------------------------------------------------------
Alden C. Olson (76)        Term: Until 2004.             2           Director of The Zweig Fund, Inc. (since
2711 Ramparte Path         Served since: 1996.                       1996); currently retired. Chartered
Holt, MI 48842                                                       Financial Analyst (since 1964).
                                                                     Professor of Financial Management,
Director                                                             Investments at Michigan State University
                                                                     (1959 to 1990).

James B. Rogers, Jr. (61)  Term: Until 2006.             2           Director of The Zweig Fund, Inc. (since
352 Riverside Drive        Served since: 1988.                       1986); Private investor (since 1980).
New York, NY 10025                                                   Chairman, Beeland Interests, Inc.
                                                                     (investments and media) (since 1980).
Director                                                             Regular Commentator on CNBC (1998).
                                                                     Author of "Investment Biker: On the Road
                                                                     with Jim Rogers" (1994) and "Adventure
                                                                     Capitalist" (2003). Visiting Professor,
                                                                     Columbia University (1998). Columnist,
                                                                     WORTH Magazine (since 1995). Director,
                                                                     Emerging Markets Brewery Fund
                                                                     (1993-2002). Director, Levco Series
                                                                     Trust (since 1996).

                                                     NUMBER OF
                                                   PORTFOLIOS IN                    PRINCIPAL
       NAME, AGE,                 TERM OF              FUND                       OCCUPATION(S)
      ADDRESS AND               OFFICE AND           COMPLEX-                  DURING PAST 5 YEARS
      POSITION(S)                LENGTH OF          OVERSEEN BY                     AND OTHER
       WITH FUND                TIME SERVED          DIRECTOR                   DIRECTORSHIPS HELD
-------------------------------------------------------------------------------------------------------------
R. Keith Walton (39)       Term: Until 2004.             2           Director of The Zweig Fund, Inc. (since
15 Claremont Avenue        Served since: 2004.                       2004); Secretary of the University at
New York, NY 10027                                                   Columbia University (since 1996).
                                                                     Director (since 2002); Chair, Nominating
Director                                                             Committee (since 2002); Member,
                                                                     Executive Committee (since 2002); Chair,
                                                                     Audit Committee (since 2003), Apollo
                                                                     Theater Foundation, Inc. Director,
                                                                     Orchestra of St. Luke's (since 2000).
                                                                     Director, American Friends of the Royal
                                                                     Court Theatre (since 2003). Member,
                                                                     Steering Committee, Association for a
                                                                     Better New York (since 2001). Member,
                                                                     Education Committee of the Board,
                                                                     Trinity School (since 2003). Vice
                                                                     President (since 2002), Chair, Finance
                                                                     Committee (since 2000), Riverside
                                                                     Church. Member, Advisory Board, North
                                                                     General Hospital (since 2002). Member,
                                                                     NY Advisory Board, Enterprise Foundation
                                                                     (since 1999). Member, Council on Foreign
                                                                     Relations (since 1997). Member, The
                                                                     American Law Institute (since 1999).
                                                                     Member, Council for the United States
                                                                     and Italy (since 1999). Member, Century
                                                                     Association (since 2000).

                                                     NUMBER OF
                                                   PORTFOLIOS IN                    PRINCIPAL
       NAME, AGE,                 TERM OF              FUND                       OCCUPATION(S)
      ADDRESS AND               OFFICE AND           COMPLEX-                  DURING PAST 5 YEARS
      POSITION(S)                LENGTH OF          OVERSEEN BY                     AND OTHER
       WITH FUND                TIME SERVED          DIRECTOR                   DIRECTORSHIPS HELD
-------------------------------------------------------------------------------------------------------------
                                             INTERESTED DIRECTORS

Daniel T. Geraci (46)      Term: Until 2004.             2           Director and President of The Zweig
10 Stonemeadow Drive       Served since: 2004.                       Fund, Inc. (since 2004). Executive Vice
Westwood, MA 02090                                                   President, Asset Management, The Phoenix
                                                                     Companies, Inc. (wealth management)
Director and President                                               (since 2003). President and Chief
                                                                     Executive Officer, Phoenix Investment
                                                                     Partners, Ltd. (since 2003). President
                                                                     and Chief Executive Officer of North
                                                                     American investment operations, Pioneer
                                                                     Investment Management USA, Inc.
                                                                     (2001-2003). President of Private Wealth
                                                                     Management Group (2000-2001), Executive
                                                                     Vice President of Distribution and
                                                                     Marketing for U.S. institutional
                                                                     services business (1998-2000) and
                                                                     Executive Vice President of Distribution
                                                                     and Marketing for Fidelity Canada
                                                                     (1996-1998), Fidelity Investments.

                                        OFFICERS WHO ARE NOT DIRECTORS

Carlton Neel (36)          Served since: 2003.                       Executive Vice President of The Zweig
900 Third Ave.                                                       Fund, Inc. (since 2003). Senior Vice
New York, NY 10022                                                   President and Portfolio Manager,
                                                                     Phoenix/Zweig Advisers LLC (since 2003).
Executive Vice President                                             Managing Director and Co-Founder,
                                                                     Shelter Rock Capital Partners, LP
                                                                     (2002-2003). Senior Vice President and
                                                                     Portfolio Manager, Phoenix/Zweig
                                                                     Advisers LLC (1995-2002). Vice
                                                                     President, JP Morgan & Co. (1990-1995).

                                                     NUMBER OF
                                                   PORTFOLIOS IN                    PRINCIPAL
       NAME, AGE,                 TERM OF              FUND                       OCCUPATION(S)
      ADDRESS AND               OFFICE AND           COMPLEX-                  DURING PAST 5 YEARS
      POSITION(S)                LENGTH OF          OVERSEEN BY                     AND OTHER
       WITH FUND                TIME SERVED          DIRECTOR                   DIRECTORSHIPS HELD
-------------------------------------------------------------------------------------------------------------
David Dickerson (36)       Served since: 2003.                       Senior Vice President of The Zweig Fund,
900 Third Ave.                                                       Inc. (since 2003). Senior Vice President
New York, NY 10022                                                   and Portfolio Manager, Phoenix/Zweig
                                                                     Advisers LLC (since 2003). Managing
Senior Vice President                                                Director and Co-Founder, Shelter Rock
                                                                     Capital Partners, LP (2002-2003). Vice
                                                                     President and Portfolio Manager,
                                                                     Phoenix/Zweig Advisers LLC (1993-2002).

Nancy J. Engberg (47)      Served since: 2000.                       Secretary of The Zweig Fund, Inc. (since
56 Prospect Street                                                   2000). Vice President and Chief
Hartford, CT 06115                                                   Compliance Officer (since December 2003)
                                                                     and Vice President and Investment
Secretary                                                            Counsel (2002-2003), The Phoenix
                                                                     Companies, Inc. (wealth management) and
                                                                     its insurance company subsidiaries. Vice
                                                                     President and Counsel, Phoenix
                                                                     Investment Partners, Ltd. (since 1999).
                                                                     Counsel, Phoenix Home Life Mutual
                                                                     Insurance Company (1994 to 1999).

Nancy Curtiss (51)         Served since: 2003.                       Treasurer of The Zweig Fund, Inc. (since
56 Prospect Street                                                   2003). Vice President, Operations (since
Hartford, CT 06115                                                   2003). Vice President, Fund Accounting
                                                                     (1994-2003) and Treasurer (1996-2003),
Treasurer                                                            Phoenix Equity Planning Corporation.
                                                                     Treasurer, multiple funds in Phoenix
                                                                     Fund Complex (since 1994).

COMPENSATION OF DIRECTORS AND OFFICERS

     During the year ended December 31, 2003, the Fund paid Directors' fees aggregating $101,500 to the Directors who were not interested persons of the Fund or the Adviser. The Fund pays each Director who is not an interested person of the Fund or Adviser an annual fee of $10,000 and a fee of $1,500 for attendance at each meeting of the Board of Directors and for each meeting of a committee of the Board. The Fund also reimburses its Directors for their actual out-of-pocket expenses relating to attendance at such meetings.

     Set forth below is the compensation paid by the Fund to current Directors for the year ended December 31, 2003.

                               COMPENSATION TABLE

                                                                         TOTAL
                                                                      COMPENSATION
                                           PENSION OR                   FROM THE
                                           RETIREMENT    ESTIMATED      FUND AND
                             AGGREGATE     BENEFITS AS     ANNUAL         FUND
                            COMPENSATION    PART OF       BENEFITS      COMPLEX
 NAME OF PERSON,              FROM THE        FUND          UPON        PAID TO
    POSITION                    FUND        EXPENSES     RETIREMENT    DIRECTORS
----------------------------------------------------------------------------------
                                 DISINTERESTED DIRECTORS

Charles H. Brunie --
  Director                  $     25,000   $         0   $        0   $     50,000
Wendy Luscombe --
  Director                  $     25,000   $         0   $        0   $     50,000
Alden C. Olson --
  Director                  $     26,500   $         0   $        0   $     53,000
James B. Rogers, Jr. --
  Director                  $     25,000   $         0   $        0   $     50,000
R. Keith Walton --
  Director                  $          0   $         0   $        0   $          0

                                  INTERESTED DIRECTORS

Daniel T. Geraci --
  Interested Director
  and President             $          0   $         0   $        0   $          0

DIRECTOR OWNERSHIP OF SECURITIES

     Set forth in the table below is the dollar range of equity securities owned by each Director as of December 31, 2003. Since December 31, 2003, no Director has sold any shares of the Fund held by him or her.

                                                    AGGREGATE DOLLAR RANGE OF
                                                      FUND OWNERSHIP IN ALL
                               DOLLAR RANGE             FUNDS OVERSEEN BY
                           OF EQUITY SECURITIES       DIRECTOR IN FAMILY OF
    NAME OF DIRECTOR          IN THE FUND (1)         INVESTMENT COMPANIES
-----------------------------------------------------------------------------
Charles H. Brunie             Over $100,000               Over $100,000
Daniel T. Geraci                  None                        None
Wendy Luscombe                 $1-$10,000                  $1-$10,000
Alden C. Olson                 $1-$10,000                $10,001-$50,000
James B. Rogers, Jr.           $1-$10,000                $10,001-$50,000
R. Keith Walton                   None                        None

----------
(1) The information as to beneficial ownership is based on statements furnished to the Fund by its Directors and reflects ownership as of December 31, 2003. Except as otherwise indicated, each person has sole voting and investment power with respect to the shares owned by him or her. The Directors and officers of the Fund, as a group, beneficially own less than 1% of the outstanding shares of the Fund.

COMMITTEES AND BOARD OF DIRECTORS' MEETINGS

AUDIT COMMITTEE REPORT

     The Fund's Board of Directors has appointed a standing Audit Committee. The Fund's Board of Directors has adopted a written charter for the Fund's Audit Committee, which charter is attached hereto as EXHIBIT A. The purposes of the Audit Committee are set forth in the Audit Committee Charter. In brief, the role of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. As set forth in the Charter, management of the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements, the Fund's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Fund's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

     The Audit Committee of the Board of Directors of the Fund will normally meet at least four times during each full fiscal year, of which at least two such meetings will be with representatives of the independent auditors, to discuss and review various matters as contemplated by the Audit Committee Charter. In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent auditors of the Fund. The Audit Committee also has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees", as currently in effect. The Audit Committee also has considered whether the provision by the Fund's independent auditors of non-audit services to the Fund, and of professional services to the Adviser and affiliates of the Adviser that provide services to the Fund, is compatible with maintaining the independent auditors' independence. Finally, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees", and has discussed with the independent auditors the independent auditors' independence.

     The members of the Fund's Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing or evaluating auditor independence. The Board of Directors has determined that the Fund does not have an "audit committee financial expert," as defined under the Securities and Exchange Commission's Regulation S-K, Item 401(h), at this time because none of the Fund's Board of Directors meet the technical definition of such an expert. The audit committee of the Board is in compliance with applicable rules of the listing requirements for closed-end fund audit committees, including the requirement that all members of the audit committee be "financially literate" and that at least one member of the audit committee have "accounting or related financial management expertise," as determined by the Board. Members of the Fund's Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements have been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's auditors are in fact "independent."

     Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit

Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors of the Fund that the audited financial statements of the Fund be included in the Fund's annual report to shareholders for the year ended December 31, 2003. The members of the Audit Committee, Messrs. Brunie, Olson, Rogers and Walton and Ms. Luscombe, are "independent" within the meaning of the Act and the New York Stock Exchange corporate governance standards for audit committees.

     Alden C. Olson
     Charles H. Brunie
     Wendy Luscombe
     James B. Rogers, Jr.
     R. Keith Walton

NOMINATING COMMITTEE

     Messrs. Brunie, Olson and Rogers, each of whom is not an interested person of the Fund, are members of the Nominating Committee of the Board of Directors of the Fund. The Fund's Board of Directors has adopted a written charter for the Fund's Nominating Committee, which charter is attached hereto as EXHIBIT B. The Fund's Nominating Committee considers candidates for election to fill vacancies on the Fund's Board of Directors.

     Director nominees are identified based on persons known to the Board of Directors or the Nominating Committee and any persons recommended to the Nominating Committee by shareholders or industry sources. Any recommendations made by shareholders and industry sources must be accompanied by a biography of the recommended candidate and should be submitted in writing to the principal executive office of the Fund, located at 900 Third Avenue, New York, New York 10022, addressed to the Secretary of the Fund. Nominees are evaluated based on the criteria described below. The evaluation process does not depend on the source of the recommendation. The new independent Director, R. Keith Walton, was recommended to the Nominating Committee by a Director of the Fund, and subsequently nominated by the Nominating Committee to fill the vacancy on the Board created by the retirement of Elliot Jaffe. The new interested director, Daniel T. Geraci, was nominated by the Nominating Committee to fill the vacancy created by the resignation of Philip R. McLoughlin effective March 2, 2004.

     It is expected that all candidates for the Board will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) sound business judgment; and (iii) the commitment required to be an effective director, including, without limitation, the ability to attend meetings regularly. The Nominating Committee may determine that a candidate who does not have the experience or knowledge referred to above should nevertheless be considered as a nominee if the Nominating Committee finds that the candidate's qualifications, taken as a whole, demonstrate an equivalent level of qualification to serve as a director.

BOARD OF DIRECTORS' MEETINGS

     The Board of Directors of the Fund held seven meetings during the year ended December 31, 2003. The Fund's Nominating Committee held three meetings during the year ended December 31, 2003 and met in advance of the February 12, 2004 and March 2, 2004 Board meetings, at which times the Nominating Committee recommended the nominees for election to the Board. The Fund's Audit Committee held three meetings during the year ended December 31, 2003. All of the current Directors attended at least 75% of the total number of Board meetings and his or her respective committee meetings, for the Fund, held during the 2003 year.

SHAREHOLDERS COMMUNICATIONS

     Any shareholder that wishes to communicate with the Board of Directors or a specific Director may do so by submitting correspondence in writing to the principal executive office of the Fund, located at 900 Third Avenue, New York, New York 10022, specifying the intended addressee. Shareholder communications addressed to the Board of Directors will be forwarded promptly after receipt to Daniel T. Geraci, President of the Fund, for review. Mr. Geraci will review each such communication in order to determine whether the communication should be relayed directly to each Board member. Shareholder communications that Mr. Geraci determines involve routine matters will be forwarded to the Fund Administrator and/or officers of the Fund for review and response, and Mr. Geraci will report to the full Board, as appropriate, on the nature and substance of such communications. Shareholder communications that Mr. Geraci determines involve non-routine matters will be forwarded to each member of the Board for review. Shareholder communications addressed to a specific Director will be forwarded to the addressee promptly upon receipt.

     It is the Fund's policy that all Directors attend the annual shareholders meeting, if reasonably possible. The 2003 Annual Shareholders Meeting was attended by all of the Directors of the Fund.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES.

                                   PROPOSAL 2
  PROPOSAL PURSUANT TO THE FUND'S ARTICLES OF INCORPORATION TO CONVERT THE FUND FROM A CLOSED-END INVESTMENT COMPANY TO AN OPEN-END INVESTMENT COMPANY AND TO
     ADOPT AN AMENDMENT AND RESTATEMENT OF THE ARTICLES OF INCORPORATION TO
                      EFFECTUATE THE CONVERSION AS PROPOSED

I. BACKGROUND OF THE PROPOSAL

     The Fund has operated as a closed-end management investment company since it began operations in September 1988. As a closed-end fund, the Fund's shares are bought and sold in the securities markets at prevailing prices, which may be equal to, less than, or greater than its net asset value. The Fund's Articles of Incorporation provide that, if during any fiscal quarter beginning on or after January 1, 1990, the Fund's shares trade, on the principal securities exchange on which they are traded, at an average discount from net asset value of 10% or more (determined on the basis of the discount as of the end of the last trading day in each week during such quarter (the "10% Threshold")), the Board generally is required to submit to shareholders within 60 days after the end of such quarter (or such later time as may be required to comply with applicable laws), a proposal to convert the Fund to an open-end investment company (the "Conversion Proposal") and amendments to the Fund's Articles of Incorporation required to effectuate the Conversion Proposal. Approval of the Conversion Proposal would require the affirmative vote of a majority of the outstanding shares of the Fund entitled to vote on the proposal. During the fiscal quarter ended December 31, 2003, the Fund's shares traded at an average discount from net asset value of 12.34%, determined in accordance with the provisions of the Fund's Articles of Incorporation. Accordingly, the Fund is required to submit the Conversion Proposal and amendments to the Fund's Articles of Incorporation to effectuate such proposal for shareholder consideration.

     FOR THE REASONS DISCUSSED BELOW, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE AGAINST THE CONVERSION PROPOSAL AND ADOPTION OF THE AMENDMENT AND RESTATEMENT OF THE ARTICLES OF INCORPORATION TO EFFECTUATE THE CONVERSION PROPOSAL.

     At a meeting held on January 23, 2004, the Fund's Board of Directors considered whether or not to recommend to shareholders that the Conversion Proposal be approved. The Board considered the development of the premium-discount pattern in the trading of the Fund's shares which began following the change in 2003 from a fixed 10% distribution policy to a variable distribution policy based upon the Fund's net investment income and variable gains. As announced in a press release on

July 28, 2003, the Board of Directors had determined that a change of the fixed distribution policy was in the best interests of the Fund and its shareholders, in order to avoid potential adverse tax consequences. Two factors that the Board considered at such time were the decline in interest rates in recent years, which meant that a distribution payout of 10% was not sustainable from the interest and dividends on the Fund's portfolio holdings, and the large tax loss position ($51.3 million as of December 31, 2003) accumulated by the Fund as a result of the market downturn which began in March of 2000. The effect of these factors, coupled with applicable provisions of the Internal Revenue Code, meant that the portion of the Fund's distributions considered return of capital had a strong likelihood of being deemed a taxable distribution to shareholders. Accordingly, the Board determined that the Fund should move to a variable distribution policy. However, the Board is currently evaluating market conditions, the Fund's tax position, and the rate of return on the Fund's portfolios, among other factors, to determine whether it is appropriate to reinstate a new distribution policy. At the January 23, 2004 meeting, the Board reviewed information respecting the potential advantages and disadvantages of converting to an open-end fund, the Fund's performance to date as a closed-end fund, the historical relationship between the market price of its shares and their net asset value, and the possible effects of conversion on the Fund. At that meeting, the Board voted unanimously to recommend that shareholders vote against the Conversion Proposal.

     On March 2, 2004, the Board unanimously approved the continuation of the advisory relationship with the Adviser and the continuation of the sub-advisory relationship with the Sub-Adviser. Under the continued sub-advisory relationship, Dr. Martin E. Zweig, President and owner of the Sub-Adviser, will continue to provide asset allocation services and will assume an expanded role in reviewing the Fund's portfolio. Dr. Zweig will actively collaborate in the stock selection process with the Adviser's portfolio management team of Carlton Neel and David Dickerson. At the March 2, 2004 meeting, the Board also further discussed the issue of the Conversion Proposal. Dr. Zweig strongly reaffirmed his support for maintaining the Fund as a closed-end fund. The Board believes that conversion to an open-end investment company presents the possibility that the functioning of the Fund's portfolio management and its investment performance, as described under "Impact on Portfolio Management" below, could be adversely affected. The Board believes that the Fund's current Adviser portfolio management team (introduced in April 2003) should be given the opportunity to continue to manage the Fund, together with the Sub-Adviser, as a diversified balanced closed-end fund. The Board believes that maintaining the Fund as a closed-end fund is in the interest of long-term shareholders. The Board also believes that conversion could expose the Fund to the risk of a possible loss of economies of scale and an increase in the Fund's expenses as a percentage of net asset value if there is a substantial reduction in its size, as described in "Potential Open-End Fund Disadvantages and/or Closed-End Fund Advantages" below.

     In its consideration of the Conversion Proposal, the Board took into account the fact that conversion would eliminate the possibility of the Fund's shares ever trading at a discount to net asset value and the likelihood that, if the Fund were open-ended, shareholders could realize a short term gain by redeeming their shares at net asset value. While the Board noted that during the quarters ended March 31, 2000 and December 31, 2000, the Fund's shares traded at an average discount from net asset value of 15% and 10.3%, respectively (for which a Conversion Proposal was submitted to shareholders (collectively, the "Prior Conversion Proposals")), the Board also took note that, during at least forty consecutive quarters prior to March 31, 2000 and the ten consecutive quarters prior to December 31, 2003, the Fund's shares had not traded at an average discount from net asset value in excess of the 10% Threshold. The Board further noted that the Fund's average discount to net asset value for the quarter ended December 31, 2003, was only somewhat in excess of the 10% Threshold, and that the shareholder vote in connection with the Prior Conversion Proposals had not required the conversion of the Fund, notwithstanding the fact that the discount to net asset value for the quarter ended March 31, 2000 (i.e., 15%) was more substantial than the discount for the quarter ended December 31, 2003 (i.e., 12.34%).

     The Board further noted that, notwithstanding the more recent discounts, the shares have, from the Fund's commencement of operations through December 31, 2003, traded at an average premium (based on an averaging of month-end premiums and discounts) of 2.9%. This premium compares favorably to the average discount during the same period of 4.73% and 2.90%, respectively, of closed-end equity funds (excluding international equity funds) and closed-end fixed income funds (excluding municipal funds). The graph below reflects the changes in premiums and discounts at which the Fund's shares traded from the Fund's commencement of operations through December 31, 2003.

[CHART]

                            ZWEIG TOTAL RETURN FUND
                         HISTORICAL PREMIUM / (DISCOUNT)

                                 PREMIUM/ (DISCOUNT)
                                 MARKET PRICE / NAV
     8/31/88
     9/30/88                          7.50%
    10/31/88                          7.90%
    11/30/88                          1.50%
    12/31/88                         -1.30%
     1/31/89                          2.80%
     2/28/89                         -1.00%
     3/31/89                         -3.90%
     4/30/89                         -2.40%
     5/31/89                         -1.10%
     6/30/89                         -0.60%
     7/31/89                         -1.90%
     8/31/89                          0.50%
     9/30/89                         -4.20%
    10/31/89                          1.90%
    11/30/89                          2.90%
    12/31/89                          1.70%
     1/31/90                          4.70%
     2/28/90                          5.20%
     3/31/90                          2.30%
     4/30/90                          3.70%
     5/31/90                         -0.30%
     6/30/90                         -0.30%
     7/31/90                         -0.20%
     8/31/90                         -1.50%
     9/30/90                         -4.70%
    10/31/90                         -6.10%
    11/30/90                         -4.20%
    12/31/90                         -4.40%
     1/31/91                         -1.00%
     2/28/91                          0.80%
     3/31/91                         -0.30%
     4/30/91                          4.20%
     5/31/91                          3.60%
     6/30/91                          7.80%
     7/31/91                          4.40%
     8/31/91                          7.40%
     9/30/91                          8.70%
    10/31/91                          8.60%
    11/30/91                         11.10%
    12/31/91                          8.50%
     1/31/92                         12.80%
     2/29/92                          7.60%
     3/31/92                         12.90%
     4/30/92                         15.00%
     5/31/92                         12.50%
     6/30/92                          8.20%
     7/31/92                         14.90%
     8/31/92                         12.10%
     9/30/92                         11.80%
    10/31/92                         10.90%
    11/30/92                         12.10%
    12/31/92                         10.40%
     1/31/93                         13.40%
     2/28/93                         13.50%
     3/31/93                         14.60%
     4/30/93                         13.90%
     5/31/93                         10.60%
     6/30/93                         14.60%
     7/31/93                         14.60%
     8/31/93                         13.50%
     9/30/93                         13.40%
    10/31/93                         14.80%
    11/30/93                         18.00%
    12/31/93                         18.00%
     1/31/94                         15.90%
     2/28/94                         16.20%
     3/31/94                          7.50%
     4/30/94                          7.40%
     5/31/94                         10.00%
     6/30/94                         10.30%
     7/31/94                          7.00%
     8/31/94                          4.20%
     9/30/94                          2.90%
    10/31/94                          1.90%
    11/30/94                          1.50%
    12/31/94                         -1.40%
     1/31/95                          3.30%
     2/28/95                          5.20%
     3/31/95                          3.50%
     4/30/95                          3.30%
     5/31/95                          0.60%
     6/30/95                          1.70%
     7/31/95                          4.80%
     8/31/95                          1.70%
     9/30/95                          1.50%
    10/31/95                          2.10%
    11/30/95                          2.50%
    12/31/95                         -1.50%
     1/31/96                          2.80%
     2/29/96                          5.00%
     3/31/96                          4.10%
     4/30/96                          3.30%
     5/31/96                          4.30%
     6/30/96                          3.20%
     7/31/96                          3.30%
     8/31/96                          4.80%
     9/30/96                          4.20%
    10/31/96                          3.30%
    11/30/96                          1.30%
    12/31/96                         -3.50%
     1/31/97                         -0.70%
     2/28/97                          2.90%
     3/31/97                          3.50%
     4/30/97                          5.80%
     5/31/97                          5.60%
     6/30/97                          6.00%
     7/31/97                          3.30%
     8/31/97                          6.90%
     9/30/97                          5.00%
    10/31/97                          9.30%
    11/30/97                         11.20%
    12/31/97                          9.60%
     1/31/98                          0.80%
     2/28/98                          8.70%
     3/31/98                          8.80%
     4/30/98                         -1.40%
     5/31/98                         -1.20%
     6/30/98                          2.10%
     7/31/98                          5.80%
     8/31/98                          2.50%
     9/30/98                          4.80%
    10/31/98                          4.20%
    11/30/98                          6.80%
    12/31/98                          5.30%
     1/31/99                          2.60%
     2/28/99                          1.50%
     3/31/99                          1.50%
     4/30/99                          0.50%
     5/31/99                          4.80%
     6/30/99                          4.40%
     7/31/99                          6.00%
     8/31/99                          7.00%
     9/30/99                          4.40%
    10/31/99                         -6.80%
    11/30/99                        -10.10%
    12/31/99                        -17.60%
   1/31/2000                        -15.80%
   2/29/2000                        -19.40%
   3/31/2000                        -11.70%
   4/30/2000                        -12.10%
   5/31/2000                        -13.70%
   6/30/2000                        -13.00%
   7/31/2000                        -10.40%
   8/31/2000                        -10.80%
   9/30/2000                         -9.50%
  10/31/2000                        -10.60%
  11/30/2000                        -11.90%
  12/31/2000                        -12.20%
   1/31/2001                         -5.60%
   2/28/2001                         -1.66%
   3/30/2001                          0.00%
   4/30/2001                          0.85%
   5/31/2001                          3.28%
   6/29/2001                          6.10%
   7/31/2001                          7.96%
   8/31/2001                         11.18%
   9/28/2001                          5.99%
  10/31/2001                          8.41%
  11/30/2001                          9.70%
  12/31/2001                          6.33%
   1/31/2002                         11.62%
   2/28/2002                         11.61%
   3/28/2002                         10.28%
   4/30/2002                         12.46%
   5/31/2002                         12.88%
   6/28/2002                          1.48%
   7/31/2002                         -0.50%
   8/30/2002                          1.83%
   9/30/2002                          1.02%
  10/31/2002                         -1.53%
  11/29/2002                         -0.86%
  12/31/2002                         -5.51%
   1/31/2003                         -4.72%
   2/28/2003                         -4.55%
   3/31/2003                         -1.41%
   4/30/2003                         -0.88%
   5/30/2003                          3.10%
   6/30/2003                          6.78%
   7/31/2003                        -12.32%
   8/29/2003                        -11.65%
   9/30/2003                        -12.68%
  10/31/2003                        -12.10%
  11/28/2003                        -11.94%
  12/31/2003                        -12.11%

     At this time, the Board does not believe that eliminating the possibility of a discount justifies the risk of reduced size, increases in the Fund's expense ratio and the potential adverse effect on its investment performance that conversion would entail. Accordingly, the Board, including all of the independent Directors, does not believe that conversion of the Fund to an open-end investment company is in the best interests of the Fund and its shareholders.

     If the Conversion Proposal is not approved by shareholders, the Fund would continue as a closed-end investment company, and the Board will continue to monitor the market discount from net asset value, if any, at which the Fund's shares trade and will consider whether any other action should be taken with respect to such discount. On January 30, 2004, the Fund announced that its Board of Directors had authorized the repurchase by the Fund, in the discretion of the Fund's management, of up to 10% annually of the Fund's shares at such times as its shares are trading at a discount to net asset value. The Fund has not yet repurchased any shares pursuant to such authorization. The Board will continue to consider, as it has in the past, repurchases of the Fund's shares on the open market or tender offers to the Fund's shareholders when the shares are trading at a discount from net asset value. The Fund cannot predict whether any open market repurchases or tender offer purchases of its shares made while the Fund is a closed-end investment company would decrease the discount from net asset value. To the extent that because of open market repurchases or tender offer purchases or otherwise, the average discount from net asset value is decreased below the 10% Threshold for a fiscal quarter, the Fund would not be required to submit to its shareholders the Conversion Proposal with respect to such quarter.

     If the Fund's shares continue to trade at an average discount from net asset value in excess of the 10% Threshold during a subsequent quarter as determined in accordance with the Fund's Articles of Incorporation, the Board of Directors and the Fund's shareholders will continue to have an opportunity to consider converting the Fund to an open-end fund. Pursuant to the Articles of Incorporation, a subsequent Conversion Proposal, with respect to such quarter, and related charter amendments that can be approved by the affirmative vote of a majority of the outstanding shares of the Fund would be required to be submitted to shareholders. The Articles of Incorporation provide, however, that a Conversion Proposal need not be submitted to shareholders with respect to a quarter if a Conversion Proposal was submitted to shareholders with respect to the immediately preceding quarter.

     Certain of the factors considered by the Board in making its recommendation are discussed in more detail below.

II. ADVANTAGES AND DISADVANTAGES OF CONVERSION PROPOSAL

     The Fund is currently a closed-end fund. As such, it neither redeems its outstanding shares of stock nor continuously offers new stock for sale; thus, it operates with a relatively fixed capitalization. The Fund's shares of stock are principally traded on the New York Stock Exchange (the "NYSE"). Open-end funds (also known as "mutual funds") issue redeemable shares entitling stockholders to redeem, that is tender, for their proportionate share of a fund's net asset value. Also, open-end funds generally issue new shares at the fund's net asset value.

POTENTIAL OPEN-END FUND ADVANTAGES AND/OR CLOSED-END FUND DISADVANTAGES

     (1) REDEEMABILITY OF SHARES; ELIMINATION OF DISCOUNT. Shareholders of an open-end fund have the right to redeem their shares at any time (except in certain circumstances as authorized by the Act) at the net asset value of such shares (less any applicable redemption charges), and such redemption payment must be made within 7 days. The ability to obtain net asset value for their shares will constitute an immediate significant benefit to shareholders of the Fund to the extent that shares are trading at a discount to net asset value. While shareholders in a closed-end fund pay a brokerage commission when they buy or sell the closed-end shares on the stock exchange, shareholders in open-end no-load funds do not incur brokerage commissions when they purchase or redeem their shares.

     (2) SHAREHOLDER SERVICES. Open-end funds typically provide more services to stockholders than closed-end funds. One service that is frequently offered by open-end funds is an exchange privilege which enables shareholders to transfer their investment from one fund into another fund which is part of a family of open-end funds, at little or no cost to the shareholders. This permits the exchange of shares at relative net asset value when the holder's investment objectives change. Other services that could be offered include use of the Fund for retirement plans and permitting purchases and sales of shares in convenient amounts. There may be, of course, additional costs for these services, some of which might need to be borne by the Fund, which must be weighed against the anticipated benefit of the particular service. There can be no assurance that any such services would be made available if the Conversion Proposal were approved.

     (3) RAISING CAPITAL. A closed-end fund trading at a discount may not be able to raise capital through share sales (other than through a rights offering) when it believes further investment would be advantageous, because the Act restricts the ability of a closed-end fund to sell its shares at a price below net asset value. Open-end funds, on the other hand, are priced at net asset value and therefore can sell additional shares at any time. This ability to raise new money can achieve greater economies of scale and improve investment management although, as noted below, this may not occur at the most opportune times.

     (4) ELIMINATION OF ANNUAL SHAREHOLDER MEETINGS. As a closed-end fund listed on the NYSE, the Fund is subject to NYSE rules requiring annual meetings of stockholders. Unlike the Fund, open-end funds are not required to hold annual shareholder meetings, except in special circumstances where shareholder approval is required under the Act. However, pursuant to the Fund's charter, as discussed under "Measures to be Adopted in the Event the Fund Becomes an Open-End Fund" below, if the Conversion Proposal were approved, the Fund may operate as an open-end fund with a classified board, and, notwithstanding the conversion to open-end status, annual shareholder meetings may, therefore, continue to be held because declassifying the Board requires an affirmative vote of 75% of the outstanding shares of the Fund.

POTENTIAL OPEN-END FUND DISADVANTAGES AND/OR CLOSED END FUND ADVANTAGES

     (1) IMPACT ON PORTFOLIO MANAGEMENT. While closed-end funds can be fully invested, open-end funds are subject to periodic inflows and outflows of cash that can complicate portfolio management. In particular, open-end funds may be subject to pressure to sell portfolio securities at disadvantageous times in order to satisfy redemption requests. In addition, open-end funds may be limited in their ability to invest 100% of the fund's assets in portfolio securities because of the need to maintain cash reserves to provide for shareholder redemptions in uncertain amounts. The level of redemptions may be particularly high immediately following conversion to open-end status and therefore, initially, the cash reserves may have to be substantial. It is not expected, however, that the inability of an open-end fund to be fully invested would necessarily hinder the Adviser's ability to manage the Fund in the future because the Fund has, from time to time, maintained substantial cash positions.

          Also, although open-end funds generally maintain that their ability to sell shares at any time (resulting from their being priced at net asset value) produces efficiencies, others have suggested that large net purchases often occur around market highs and net redemptions around market lows, inopportune times to invest or liquidate portfolio positions, respectively. In a falling market situation, for example, redemptions increase and liquidations in the open-end fund portfolio must increase to meet those redemptions. In the event cash reserves, temporary investments and borrowings are exhausted, the result may be that the more liquid blue chip securities will be sold, leaving the open-end fund with the less-liquid securities in the fund's portfolio which are not as well suited to meeting future redemptions or changes in investment strategy. If the Fund were to convert to an open-end fund, the Fund could be impacted accordingly.

     (2) EFFECT OF REDEMPTIONS. Substantial redemptions could result in an increase in the Fund's expense ratio. In particular, a reduction in size of the Fund would result in the fixed expenses of the Fund being spread over a smaller asset base, thereby increasing the per-share effect of those expenses. Significant redemptions could also increase the Fund's portfolio turnover rate above its normal levels, thereby increasing Fund expenses. Net redemptions are probable immediately after open-ending the Fund, although the redemption fee mentioned below may reduce the number of redemptions that would otherwise occur. While the Fund's portfolio securities are sufficiently liquid to satisfy anticipated levels of redemption upon conversion without impeding the Adviser's management of the Fund in the long term as an open-end fund, continuous redemptions could potentially restrict the Adviser's ability to choose investments purely in accordance with the Fund's investment strategy. Redemption requests could, for example, require the Fund's liquidation of a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

          Additionally, redemptions would result in increased brokerage expense and increased recognition of taxable gains and losses. These redemptions could reduce the Fund to a smaller size than is economically viable. If the Fund decreased in size, the expense ratio may increase because the cost of many services may remain the same although the size of the Fund will have decreased. Of course, if the size of the Fund increases, the Fund's expense ratio may be reduced.

     (3) DISTRIBUTION COSTS. If the Fund converts to open-end status, it will need to have an effective distribution system in place in order to avoid erosion in its asset base through redemptions. The distribution and marketing of open-end funds involve additional costs. These costs may be paid either by purchasers (in the case of a front-end sales charge) or by current shareholders (in the case of a plan of distribution adopted under Rule 12b-1 (a "12b-1
          Plan"), which would require approval by shareholders). However, open-end funds that are no-load and do not pay fees pursuant to a 12b-1 Plan do not bear these expenses. In the event that the Conversion Proposal is approved by shareholders, it is expected that the Board would consider the implementation of a 12b-1 Plan providing for payments by the Fund at an annual rate of .25% of the Fund's average net assets. Redemption fees and contingent deferred sales charges may also be employed.

     (4) ADDITIONAL COSTS OF OPERATING AN OPEN-END FUND. The Fund's per-share expense ratio would substantially increase for the reasons mentioned above under "Effect of Redemptions" and "Distribution Costs" and the fact that transfer agency expenses are generally higher for an open-end fund. In the event the Fund's assets remain unchanged, and assuming a Rule 12b-1 fee of .25% and transfer agent expenses commensurate with those of other Phoenix funds, it is estimated that the Fund's per-share expense ratio would increase from its current level of 1.03% to 1.50% and, assuming the same distribution and transfer agent expenses, in the event of a 30%, 50% or 60% decrease in average net assets, the Fund's per-share expense ratio would increase to 1.51%, 1.53% and 1.54%, respectively.

     (5) TAXES/CAPITAL GAINS. If the Fund were to experience substantial redemptions of its shares following the conversion to an open-end investment company, it would likely be required to sell portfolio securities and incur increased transaction costs in order to raise cash to meet such redemptions. Any sale of portfolio securities effected to fund redemption obligations would be a taxable transaction and may have unfavorable capital gains treatment for non-redeeming shareholders. If the Fund's basis in the portfolio securities sold is less than the sale price obtained, net capital gain may be realized. U.S. tax law imposes both an income tax and an excise tax on net capital gain realized by closed-end and open-end funds unless the fund distributes net capital gain to all shareholders, in which case the shareholders would be subject to tax on such gain. However, any such taxable gains realized by the Fund would be offset, in whole or in part, by any existing capital loss carryover, which to the extent of such offset, would reduce the capital gain distributed to, and recognized by, shareholders. As of December 31, 2003, the Fund had $51.3 million of capital loss carryovers expiring in 2010 and 2011 which may be used to offset future capital gains. If the Fund remains a closed-end fund, the capital loss carryovers may be used in the ordinary course for the benefit of shareholders.

     (6) AUTOMATIC DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (THE "PLAN"). Open-end fund dividend reinvestment plans typically provide for the reinvestment of income, dividends and capital gains distributions in shares of the fund at net asset value. In contrast, as a closed-end investment company, the Fund's current Plan permits shareholders to elect to reinvest their distributions on a different basis than would be the case if the Fund was an open-end investment company. Currently, if the Board declares a distribution payable either in shares or in cash, as shareholders may have elected, then participants in the Plan will receive the equivalent of shares determined as follows: when Fund shares are trading at or above net asset value on the record date for the distribution, participants will be issued shares at the higher of their net asset value or 95% of their market value. If Fund shares are trading at a discount from net asset value at such time, or if the Fund should declare a distribution payable only in cash, the agent for the participants will buy shares of the Fund in the open market, on the NYSE or elsewhere, for the participants' account. This permits a reinvesting shareholder to benefit from the agent's purchase of additional shares at a discount. However, if before the agent for the participants completes its purchases, the market price exceeds the net asset value of the shares, the agent is permitted to cease purchasing the shares in the open market and the Fund may issue the remaining shares at a price equal to the higher of net asset value or 95% of the then market price. Thus, reinvesting shareholders are issued shares at the higher of net asset value or 95% of the market price. This is an advantage that is not offered by open-end investment companies where distributions are reinvested at net asset value. Consequently, participants in the Plan would lose the compounding benefit of reinvesting their distributions at a price below net asset value (when Fund shares are trading at a discount) and, thereby, the opportunity to realize a profit (to the extent that Fund shares subsequently trade at a lower discount or at a premium). The positive result of reinvesting at a price below net asset value can be significant, particularly given the compounding effect over time.

     (7) CONVERSION COSTS. The process of converting the Fund to an open-end fund would involve additional printing, legal, other professional costs and other expenses of establishing a new structure. These costs, many of which would be non-recurring, include costs associated with the preparation of a registration statement and prospectus as required by federal securities laws and the payment of fees in connection with notice filings under state securities laws. The Fund estimates that these costs, which would be paid by the Fund, would be at least $400,000, representing approximately 0.07% of the Fund's current net asset value.

     (8) DELISTING FROM NEW YORK STOCK EXCHANGE. The Fund's shares are currently listed on the NYSE. It is believed in some investment circles that a fund listing on a U.S. stock exchange, and in particular the NYSE, is an asset, especially in terms of attracting non-U.S. investors. Due to their redemption features, open-end funds are not traded on exchanges. Conversion to an open-end fund would require immediate de-listing of the Fund from the NYSE, and thus any advantage of being a closed-end fund would be lost.

          The Fund is currently exempt from state securities regulation because of its NYSE listing. Upon delisting, the Fund would be required to make state registration filings and pay state fees. The Fund will thus save the annual NYSE and Pacific Stock Exchange fees of $79,000, but will as a result of delisting have to pay the state blue sky fees, which could range from $30,000 to $50,000 annually, depending on the channel of distribution of the Fund's shares.

III. MEASURES TO BE ADOPTED IN THE EVENT THE FUND BECOMES AN OPEN-END FUND

     If Proposal Two is approved by the shareholders, the Board of Directors will convene and consider the method and time period for the conversion of the Fund into an open-end investment company. It is contemplated that among the matters the Board of Directors would proceed to consider would be fixing the rate and period of application of any redemption fee as authorized by the Articles of Amendment and Restatement and referred to in the description of Proposal Two. This redemption fee would be similar to that imposed by other funds which have converted into open-end funds and is a method of reducing the number of immediate redemptions and offsetting the cost of liquidations. The Board would also consider whether to pay for redeemed shares partly or entirely in securities. In addition, the Board would need to consider the details of the system for the classification and distribution of the Fund's shares, including the approval of an appropriate distribution contract for the distribution of the Fund's shares to become effective upon the Fund's conversion to an open-end investment company.

     Certain aspects of the operation of the Fund subsequent to its conversion to open-end form would have to be approved by the Fund's shareholders, and it is expected that a special meeting of shareholders would be scheduled for that purpose as soon as practicable. These matters would include considering making any changes in the Fund's investment management agreement considered appropriate for an open-end fund, and considering the adoption of a Rule 12b-1 Plan consistent with the system selected by the Board of Directors for future distribution of the Fund's shares. Additionally, the Fund's Articles of Incorporation would be proposed to be amended to declassify the Board of Directors. Currently, the Fund's Articles of Incorporation provide that the Board of Directors be divided into three classes of Directors. Each Director serves for three years with one class being elected each year (each such election requiring a meeting of shareholders.) The classified Board, which could be viewed as an "anti-takeover" measure, would not be typical of an open-end fund. Unlike the vote required to approve Proposal Two, which is a majority of the outstanding shares of the Fund, the affirmative vote of at least 75% of the outstanding shares of the Fund is required to declassify the Fund's Board. Consequently, if Proposal Two is approved, the Fund would operate as an open-end Fund with a classified Board and annual shareholder meetings would be required to be held, until the Fund's Articles of Incorporation is subsequently amended to declassify the Board.

     Furthermore, in order to reduce administrative burdens incurred in monitoring numerous small accounts, it is expected that the Fund would adopt requirements that an initial investment in Fund shares be in a minimum amount.

     If Proposal Two is approved by the shareholders, the Fund will file, at the time described below, Articles of Amendment and Restatement with the State Department of Assessments and Taxation of Maryland, which are in the form approved by the Board of Directors at their meeting on

January 23, 2004, and change the Fund's subclassification under the Act from a closed-end investment company to an open-end investment company. A copy of the Articles of Amendment and Restatement (marked to reflect changes from the current Articles of Incorporation) is attached hereto as EXHIBIT C.

     Under Maryland law and the Articles of Amendment and Restatement, the Board of Directors would have the authority to increase the number of shares of any class, to reclassify issued and unissued shares and to authorize the issuance of additional classes of stock, in each case without the consent of shareholders. The Articles of Amendment and Restatement would amend the current Articles of Incorporation to: provide for class voting provisions (shareholders will generally continue to have one vote on each matter submitted for their vote if the Fund converts to open-end form); provide that the Fund's outstanding common stock will be redeemable at the option of the shareholders; give the Board the right to set standards for redemption (including the ability to impose redemption or other charges, and to apply the redemption fee to shares outstanding at the time the Articles of Amendment and Restatement become effective without applying similar charges to subsequently issued shares, other shares of the same class or other classes); permit the Board to redeem the shares of a shareholder under various circumstances (including if the net asset value of the shares held by any shareholder is less than a minimum amount); and permit the Board to accomplish the automatic conversion of one class of shares into another class of shares in the context of a multiple class structure. Furthermore, under the Articles of Amendment and Restatement, the provision requiring submission to shareholders of the Conversion Proposal in the event the Fund's shares trade at an average discount from their net asset value in excess of the 10% Threshold for any fiscal quarter, would be deleted (since that provision would be superfluous once the Fund becomes open-ended). Another provision relating to open-ending (Article VIII(1)), which would also become superfluous upon approval of the Conversion Proposal, and various other provisions of the Fund's Articles of Incorporation that may be described as "anti-takeover" provisions, are not submitted for amendment because the Board has determined that such submission is not necessary at this time and because such amendments would require approval by the affirmative vote of 75% of the outstanding shares of the Fund. The "anti-takeover" provisions, the retention of which would not be particularly desirable for an open-end fund, include provisions with respect to (i) a classified Board of Directors, (ii) limiting the number of directors and their removal, and (iii) mergers, major asset sales and dissolution.

     The Articles of Amendment and Restatement would not be filed until the Fund's registration statement under the Securities Act of 1933, as amended, covering the offering of shares of the Fund and appropriate state securities law qualifications had become effective. Preparation of the registration statement would commence shortly after the adoption of the Conversion Proposal, and the registration statement would be filed as soon as practicable, which should be before the date of the special shareholders meeting. The Articles of Amendment and Restatement would become effective at the time the conversion is implemented.

     For the foregoing reasons, the Board of Directors believes that, notwithstanding the benefit which those shareholders who would wish to redeem their shares over the short term would derive from open-ending the Fund, on balance it would be in the best interests of the Fund and its shareholders for the Fund to remain a closed-end fund at this time.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE AGAINST THE CONVERSION OF THE FUND TO AN OPEN-END INVESTMENT COMPANY AND THE AMENDMENT AND RESTATEMENT OF THE ARTICLES OF INCORPORATION TO EFFECTUATE THE CONVERSION PROPOSAL.

                        INVESTMENT ADVISER, ADMINISTRATOR
                                 AND SUB-ADVISER

     Phoenix/Zweig Advisers LLC, the Adviser, serves as the investment adviser for the Fund. The Adviser's principal business office is located at 900 Third Avenue, New York, New York 10022. All of the Adviser's outstanding equity interests are directly owned by Phoenix Investment Partners, Ltd., the wholly-owned investment management subsidiary of The Phoenix Companies, Inc. ("PNX") of Hartford, Connecticut. PNX is a leading provider of wealth management products and services to individuals and businesses. PNX is located at One American Row, Hartford, Connecticut, 06115-2520.

     Phoenix Investment Partners has served investors for over 70 years. As of December 31, 2003, Phoenix Investment Partners had approximately $59.2 billion in assets under management through its investment partners: Aberdeen Fund Managers, Inc. in Aberdeen, London, Singapore and Fort Lauderdale; Duff & Phelps Investment Management Co. in Chicago; Capital West Asset Management, LLC in Greenwood Village, CO; Kayne Anderson Rudnick Investment Management, LLC in Los Angeles; Engemann Asset Management in Pasadena; Seneca Capital Management LLC in San Francisco; Walnut Asset Management, LLC in Philadelphia; Phoenix/Zweig Advisers LLC in New York; and Phoenix Investment Counsel, Inc. (Goodwin and Oakhurst divisions) in Hartford, CT, and Scotts Valley, CA, respectively.

     Phoenix Equity Planning Corporation (the "Administrator") serves as the administrator for the Fund. The Administrator's principal business office is located at 56 Prospect Street, P.O. Box 150480, Hartford,

Connecticut 06115-0480. All of the Administrator's outstanding equity interests are owned by Phoenix Investment Partners.

     Zweig Consulting LLC, the Sub-Adviser, which serves as the sub-adviser for the Fund, provides asset allocation services to the Adviser and has recently assumed an expanded role in reviewing the Fund's portfolio. Dr. Martin E. Zweig, the President and owner of the Sub-Adviser, actively collaborates in the stock selection process with the Adviser's current portfolio management team of Carlton Neel and David Dickerson, which has managed the Fund since April 1, 2003. A copy of the Amended and Restated Servicing Agreement between the Adviser and the Sub-Adviser is attached hereto as EXHIBIT D. The Sub-Adviser's principal business office is located at 900 Third Avenue, New York, New York 10022. The Sub-Adviser's fees are paid by the Adviser.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the Act require, among other persons, the officers and Directors of the Fund and the Adviser to file reports of ownership and changes in ownership of the shares of common stock of the Fund with the Securities and Exchange Commission and the New York Stock Exchange. The Securities and Exchange Commission's regulations also require such reporting persons to furnish each Fund with copies of all
Section 16(a) forms they file. Based on its review of these reports and on written representations from the reporting persons that no other reports were required, the Fund believes that, during the year December 31, 2003, it was in compliance with all Section 16(a) and Section 30(h) reporting requirements applicable to its reporting persons.

                             INDEPENDENT ACCOUNTANTS


     At the recommendation of the Audit Committee of the Fund, the Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of PricewaterhouseCoopers LLP ("PwC") to serve as independent accountants of the Fund for the year ending December 31, 2004. A representative of PwC is expected to be present at the Meeting and will have the opportunity to make a statement if he or she so desires and to respond to questions from shareholders.


     The aggregate fees billed for services rendered by PwC during the years ended December 31, 2002 and 2003, respectively, are described below.

AUDIT FEES

     The aggregate fees billed by PwC to the Fund in connection with the annual audit of the Fund's financial statements for the fiscal years ended December 31, 2002 and 2003 were $53,000 and $55,500, respectively.

AUDIT-RELATED FEES

     Fees billed by PwC to the Fund for the fiscal year ended December 31, 2002 for any audit-related services were $1,000. No fees were billed by PwC to the Fund for the fiscal year ended December 31, 2003 for any audit-related services.

TAX FEES

     The aggregate fees billed by PwC to the Fund for the fiscal years ended December 31, 2002 and 2003 in connection with tax review, compliance and advice were approximately $7,650 and $6,350, respectively.

ALL OTHER FEES

     No fees were billed by PwC to the Fund for the fiscal years ended December 31, 2002 and 2003 for any other services.

AGGREGATE NON-AUDIT FEES

     The aggregate non-audit fees billed by PwC for services rendered to the Fund, the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund for the fiscal years ended December 31, 2002 and 2003 were $248,000 and $46,250, respectively.

     The Audit Committee considered whether the services described above, including all non-audit services rendered to the Fund, the Adviser or an affiliate of the Adviser that provides ongoing services to the Fund, were compatible with maintaining the independence of PwC. The Audit Committee pre-approves: (i) all audit and non-audit services to be rendered to the Fund by PwC; and (ii) all non-audit services relating to the operations and financial reporting of the Fund provided by PwC to the Adviser or any affiliate thereof that provides ongoing services to the Fund (collectively, "Covered Services"). The Audit Committee has adopted pre-approval procedures authorizing a member of the Audit Committee to pre-approve from time to time, on behalf of the Audit Committee, all Covered Services to be provided by PwC which are not otherwise pre-approved at a meeting of the Audit Committee, provided that such delegate reports to the full Audit Committee at its next meeting. The pre-approval procedures do not include delegation of the Audit Committee's responsibilities to management. Pre-approval has not been waived with respect to any of the services described above since the date on which the Audit Committee adopted its current pre-approval procedures.

                             ADDITIONAL INFORMATION

OTHER MATTERS

     The Board of Directors of the Fund knows of no matters to be presented at the Meeting other than those specified in the accompanying Notice of Annual Meeting. However, if any other matter is properly presented before the Meeting, it is the intention of the persons named as proxies to vote in accordance with their best judgment.

EXPENSES

     The Fund will bear the expense of the Meeting, including preparation, printing and mailing of the enclosed form of proxy and accompanying Notice of Annual Meeting and this Proxy Statement. The Fund, upon request, will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the Fund's common stock. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone or personal interviews by officers or employees of the Fund and/or Adviser, or their affiliates.

VOTE REQUIRED

     The election of Directors for the Fund requires a plurality of the votes cast at the Meeting by the shareholders of the Fund. Pursuant to the Fund's Articles of Incorporation, the Conversion Proposal must be approved by the affirmative vote of a majority of the outstanding shares of the Fund. The following principles of Maryland law apply to the voting of shares of common stock at the Meeting. The presence in person or by proxy of shareholders entitled to vote a majority of the outstanding shares will constitute a quorum. Shares represented by proxy or in person at the Meeting, including shares represented by proxies that reflect abstentions and broker non-votes (hereinafter defined), will be counted as present in the determination of a quorum. With respect to the election of directors, an abstention does not constitute a vote "for" or "against" and will be disregarded in calculating the votes cast as to such matter, and "broker non-votes" (i.e., where a broker or nominee submits a proxy specifically indicating the lack of discretionary authority to vote on a matter) will be treated in the same manner as abstentions. With respect to the Conversion Proposal, the adoption of which requires the affirmative vote of a majority of the Fund's outstanding shares, an abstention or broker non-vote will have the effect of a vote "against" the matter. It is anticipated that votes will be tabulated by EquiServe Trust Co., N.A., the Funds' transfer agent.

PROPOSALS FOR 2005 MEETING


     Any proposals of shareholders that are intended to be presented at the Fund's 2005 Annual Meeting of Shareholders must be received at such Fund's principal executive offices no later than December 6, 2005, and must comply with all other legal requirements in order to be included in the Fund's proxy statement and form of proxy for that meeting.

     The persons named as proxies for the 2005 Annual Meeting of Shareholders will, with respect to the proxies in effect at such meeting, have discretionary authority to vote on any matter presented by a shareholder for action at that meeting unless the Fund receives notice of the matter by February 19, 2005. If the Fund receives such timely notice, these persons will not have this authority except as provided in the applicable rules of the Securities and Exchange Commission.


New York, New York                          By Order of the Board of

April 5, 2004                                     Directors of

                                        The Zweig Total Return Fund, Inc.
                                                DANIEL T. GERACI,
                                                    PRESIDENT

                                                                       EXHIBIT A

                        THE ZWEIG TOTAL RETURN FUND, INC.
                             AUDIT COMMITTEE CHARTER
                                (SEPTEMBER 2003)

I.   Purpose

     A. The Audit Committee is appointed by the Board of Directors (the "Board") of The Zweig Total Return Fund, Inc. (the "Fund") for the following purposes:

          1. to oversee the accounting and financial reporting processes of the Fund and its internal controls and, as the Audit Committee deems appropriate, to inquire into the internal controls of certain third-party service providers;

          2. to oversee the quality and integrity of the Fund's financial statements and the independent audit thereof;

          3. to oversee, or, as appropriate, assist Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal controls and independent audits; and

          4. to approve, prior to the appointment, the engagement of the Fund's independent auditor and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's independent auditor.

     B. While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Fund's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of the Fund's investment adviser ("Management") and the independent auditor. Nor is it the duty of the Audit Committee to assure compliance with laws and regulations and/or the Fund's Code of Ethics.

II.  Audit Committee Structure, Composition and Operations

     A. The Audit Committee shall consist of at least three members, all of whom shall be directors of the Fund. Each member of the Audit Committee shall be appointed by the full Board.

     B. The members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange. All members of the Audit Committee must have been determined by the Board to be "financially literate" as required by the New York Stock Exchange Listed Company Manual.

     C. All members of the Audit Committee shall meet the "independence" requirement of Rule 10A-3(b)(1) under the Securities Exchange Act of 1934. None of the members of the Audit Committee shall be an "interested person" of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.

     D. The Audit Committee shall meet on a regular basis and at least 4 times annually, although it may hold special meetings as it deems necessary or advisable. The chair or a majority of the members shall be authorized to call a meeting of the Audit Committee and send notice thereof.

     E. The Audit Committee shall ordinarily meet in person. However, individual members may attend telephonically, and entire meetings may be held by telephone conference. The Audit Committee may act by written consent of the members to the extent permitted by law and the Fund's bylaws.

     F. The Audit Committee may select one of its members to be the chair and may also select one of its members to be a vice chair.

     G. A majority of the members of the Audit Committee shall constitute a quorum for the transaction of business at any meeting of the Audit Committee. The action of a majority of the members of the Audit Committee at a meeting at which a quorum is present shall be the action of the Audit Committee.

III. Authority, Responsibilities and Duties

     The Audit Committee shall have the following responsibilities and duties. The Board has granted the Audit Committee the authority to fully and effectively carry out these responsibilities and duties and will provide the Audit Committee with sufficient funding to competently perform all of the following, including, without limitation, funding (i) for ordinary administrative expenses, (ii) to appropriately compensate advisors employed by the Audit Committee, and (iii) to compensate the Fund's independent auditor.

     A. The Audit Committee shall report regularly to the full board of directors.

     B. The Audit Committee may request any officer or employee of the Fund, counsel to the independent directors, the Fund's outside counsel and independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Audit Committee shall meet separately, periodically with Management, with internal auditors (or other personnel responsible for the internal audit function) and with independent auditors.

     C. The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Audit Committee as it deems necessary to carry out its duties.

     D. The Audit Committee shall be directly responsible for the appointment, compensation, retention and oversight (including resolution of disagreements between Management and the auditor regarding financial reporting) of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund. Each such registered public accounting firm shall report directly to the Audit Committee and shall be ultimately responsible to the Audit Committee and the Board.

          1. This power shall include the authority to establish the scope of services, including non-audit related services to the Fund or Management, to be provided by the independent auditor and to approve all fees paid to the independent auditor.

          2. After the Audit Committee has selected the independent auditor, its selection will be ratified by the Fund's independent directors.

     E. The Audit Committee shall review the annual audited financial statements with Management and the independent auditor, including major issues regarding the accounting and auditing principles and practices and including any related disclosures.

     F. The Audit Committee shall confer with the Board annually regarding the Board's determination of (i) whether any member of the Audit Committee has accounting or related financial management expertise, as required by Section 303.01(B)(2)(c) of the New York Stock Exchange Listed Company Manual, and (ii) whether the Audit Committee includes an "audit committee financial expert" as defined in the instructions to
          Item 3 on SEC Form N-CSR.

     G. The Audit Committee shall review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Fund's financial statements.

     H. The Audit Committee shall review major changes to the Fund's auditing and accounting principles and practices as suggested by the independent auditor or Management.

     I. The Audit Committee shall receive periodic written reports (on not less than an annual basis) from the independent auditor regarding the auditor's independence, discuss such reports with the auditor, and if so determined by the Audit Committee, recommend that the Board take action to satisfy itself of the independence of the auditor. Such reports shall address any relationships between the independent auditors and the Fund or affiliated persons of the Fund.

          1. In connection with this review, the Audit Committee will review all non-audit services to the Fund or Management performed by the independent auditor and the fees earned for such services.

     J. The Audit Committee shall receive annual written reports from the independent auditor describing (i) the Fund's internal quality-control procedures, and (ii) any material issues raised by the most recent internal quality-control review of the Fund or by any governmental or professional authorities, within the preceding five years, respecting the one or more independent audits carried out by the Fund and any steps taken to deal with any such issues.

     K. The Audit Committee shall discuss and review the Fund's policies with respect to risk assessment and risk management.

     L. The Audit Committee shall evaluate together with the Board the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

     M. The Audit Committee shall meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

     N. The Audit Committee shall discuss with the independent auditor the matters required by Statement on Auditing Standards No. 61 (as amended by Statement on Auditing Standards No. 90) relating to the conduct of the audit and shall review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Fund's response to that letter. Such review should include any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

     O. The Audit Committee shall review with the Fund's principal executive officer and principal financial officer in connection with their annual certifications on Form N-CSR any significant deficiencies or material weaknesses in the design or operation of the Fund's disclosure controls and procedures and any reported evidence of fraud involving Management or other employees who have a significant role in the Fund's disclosure controls and procedures.

     P. The Audit Committee shall prepare or cause to be prepared the report of the Audit Committee required by the rules of the Securities and Exchange Commission to be included in the Fund's annual proxy statement.

     Q. The Audit Committee shall review with counsel legal matters that may have a material impact on the financial statements, the Fund's compliance policies and any material reports or inquiries received from regulators or government agencies.

     R. The Audit Committee shall establish procedures for the receipt, retention, and treatment of complaints received by the Fund relating to the Fund's accounting, internal accounting controls, and auditing matters. Such procedures shall include procedures for the confidential, anonymous submission by officers and employees of the Fund or Management of concerns related to questionable accounting or auditing matters of the Fund.

          1. The Audit Committee shall have the authority to investigate, or to initiate an investigation of improprieties or suspected improprieties in connection with the Fund's accounting or financial reporting.

          2. The Audit Committee shall confer with the Board regarding the Fund's and Management's approach to the Securities and Exchange Commission's standards of professional conduct for attorneys adopted under Section 307 of the Sarbanes-Oxley Act of 2002.

     S. The Audit Committee shall review with the independent auditor any audit problems or difficulties and management's response.

     T. The Audit Committee shall review any proposed hiring of employees or former employees of the independent auditor by Management.

     U. The Audit Committee shall perform such other functions and have such powers as may be necessary or appropriate in the efficient and lawful discharge of the foregoing.

IV.  Annual Performance Evaluation

     The Audit Committee shall perform a review and evaluation, at least annually, of the performance of the Audit Committee and its members, including a review of the compliance of the Audit Committee with this Charter. In addition, the Audit Committee shall review and reassess, at least annually, the adequacy of this Charter and recommend to the Board any improvements to this Charter that the Audit Committee considers necessary or valuable. The Audit Committee shall conduct such evaluations and reviews in such manner as it deems appropriate. The Board shall adopt and approve this Charter and may amend it as the Board deems appropriate.

                                                                       EXHIBIT B

                        THE ZWEIG TOTAL RETURN FUND, INC.
                          NOMINATING COMMITTEE CHARTER

PURPOSE

     The purposes of the Committee are to identify individuals qualified to become Board members and to recommend that the Board select particular director nominees.

COMMITTEE COMPOSITION

     The Committee shall be composed of three (3) or more members of the Board of Directors of the Fund, each of whom shall be an Independent Director and not an interested person (as such term is defined by section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")). The Board shall select the members of the Committee. Other directors of the Fund, while not serving as members of the Committee, nonetheless may have a role in the nominating process by identifying and recommending potential candidates to the Committee for its consideration, and by otherwise assisting the Committee in the discharge of its responsibilities.

BOARD NOMINATIONS

1. The Committee shall recommend to the Board director nominees for election at the Stockholders' annual meeting. Additionally, in the event of any vacancies on or additions to the Board, the Committee shall evaluate the qualifications of candidates and make nominations for membership on the Board. The Committee may also recommend that a vacancy in the membership of the Board not be filled based on the then current Board's size, composition and structure. In carrying out its responsibilities under this paragraph, the Committee shall have sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve the search firm's fees and other retention terms.

2. Persons nominated as Independent Directors may not be "interested persons" of the Fund as that term is defined in the 1940 Act. With respect to such nominees, the Committee shall carefully evaluate their independence from any investment adviser or other principal service provider to the Fund. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair the independence of a prospective Independent Director.

3. In assessing the qualifications of a potential candidate for Independent Director membership on the Board, the Committee shall consider such other factors, as it may deem relevant.

COMMITTEE NOMINATIONS

1. The Committee shall review and make recommendations from time to time to the Board regarding the nature and duties of Board committees, including:
     (i) committee member qualifications; (ii) committee member appointment, removal or replacement in the event of a vacancy; (iii) committee structure and operations (including authority to delegate to subcommittees); and (iv) committee reporting to the Board.

2. The Committee shall make recommendations to the Board concerning the responsibilities or establishment of Board committees.

OTHER POWERS AND RESPONSIBILITIES

1. The Committee shall meet as necessary in connection with any vacancy on or addition to the Board and otherwise from time to time as it deems appropriate to perform its responsibilities.

2. The Committee shall have the resources and authority appropriate to discharge its responsibilities. It shall consult with counsel to the Fund concerning the requirements of the 1940 Act applicable to the selection and qualification of Independent Directors.

3. The Committee shall recommend to the Board any revisions or modifications to this Charter that the Committee deems necessary or appropriate to the effective exercise of its responsibilities.

4. The Committee shall prepare and maintain minutes of the resolutions adopted at all meetings and provide copies thereof to the Board within a reasonable period of time following each meeting.


Dated: February 18, 2004

                                                                       EXHIBIT C

                      ARTICLES OF AMENDMENT AND RESTATEMENT
                                       OF
                        THE ZWEIG TOTAL RETURN FUND, INC.

     The Zweig Total Return Fund, Inc., a Maryland corporation, having its principal office in Maryland in Baltimore City (hereinafter called the "Corporation") hereby certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST: The Charter of the Corporation is amended and as so amended is restated in its entirety by striking out Articles I through X and inserting in lieu thereof the following:

                                   "ARTICLE I

     The undersigned, Stuart B. Panish, whose post office address is 575 Madison Avenue, New York, New York 10022 being at least eighteen (18) years of age does hereby act as an incorporator and form a corporation under and by virtue of the Maryland General Corporation Law.

                                   ARTICLE II
                                      NAME

     The name of the corporation (herein referred to as the "Corporation") is The Zweig Total Return Fund, Inc.

                                   ARTICLE III
                               PURPOSES AND POWERS

     The Corporation is formed for the following purposes:

     (1) To conduct, operate and carry on the business of an investment company.

     (2) To hold, invest and reinvest its assets in securities, commodities and other investments or to hold part of all of its assets in cash.

     (3) To issue and sell shares of its capital stock in such amounts and on such terms and conditions and for such purposes and for such amount or kind of consideration as may now or hereafter be permitted by law.

     (4) To do any and all additional acts and to exercise any and all additional powers or rights as may be necessary, incidental, appropriate or desirable for the accomplishment of all or any of the foregoing purposes.

     The Corporation shall be authorized to exercise and enjoy all of the powers, rights and privileges granted to, or conferred upon, corporations by the Maryland General Corporation Law now or hereafter in force, and the enumeration of the foregoing shall not be deemed to exclude any powers, rights or privileges so granted or conferred.

                                   ARTICLE IV
                       PRINCIPAL OFFICE AND RESIDENT AGENT

     The post office address of the principal office of the Corporation in the State of Maryland is c/o The Prentice-Hall Corporation System, 11E Chase Street, Baltimore, Maryland 21202. The name of the resident agent of the Corporation in the State of Maryland is The Prentice Hall Corporation System, Maryland, a Maryland corporation. The post office address of the resident agent is 11E Chase Street, Baltimore, Maryland 21202.

                                    ARTICLE V
                                  CAPITAL STOCK

     (1) The total number of shares of capital stock that the Corporation shall have authority to issue is Five Hundred Million (500,000,000) shares of the par value of one-tenth of one cent ($.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000), all of which Five Hundred Million (500,000,000) shares are designated Common Stock.

     (2) The Corporation may issue fractional shares. Any fractional share shall carry proportionately the rights of a whole share including, without limitation, the right to vote and the right to receive dividends. The holder of a fractional share shall not, however, have the right to receive a certificate evidencing it.

     (3) All persons who shall acquire shares of capital stock in the Corporation shall acquire the same subject to the provisions of the Charter and the By-Laws of the Corporation.

     (4) No holder of stock of the Corporation by virtue of being such a holder shall have any right to purchase or subscribe for any shares of the Corporation's capital stock or any other security that the Corporation may issue or sell (whether out of the number of shares authorized by the Charter or out of any shares of the Corporation's capital stock that the Corporation may acquire) other than a right that the Board of Directors in its discretion may determine to grant.

     (5) The Board of Directors shall have authority by resolution to classify and reclassify any authorized but unissued shares of capital stock from time to time by setting or changing in any one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of the capital stock.

     (6) Notwithstanding any provision of law requiring any action to be taken or authorized by the affirmative vote of the holders of a greater proportion of the votes of all classes or of any class of stock of the Corporation, such action shall be effective and valid if taken or authorized by the affirmative vote of a majority of the total number of votes entitled to be cast thereon, except as otherwise provided in the Charter.

     (7) On each matter submitted to a vote of the stockholders, each holder of a share of stock shall be entitled to one vote for each such share standing in such holder's name upon the books of the Corporation regardless of the class thereof, and all shares of all classes shall vote together as a single class; provided, however, that (i) when the Maryland General Corporation Law or the Investment Company Act of 1940, as amended, requires that a class vote separately with respect to a given matter, the separate voting requirements of the applicable law shall govern with respect to the affected class or classes:
(ii) in the event that the separate vote requirement referred to in (i) above applies with respect to one or more classes, then, subject to (iii) below, the shares of all other classes shall vote as one single class; and (iii) as to any matter, which, in the judgment of the Board of Directors (which shall be conclusive and binding for all purposes), does not affect the interests of a particular class, such class shall not be entitled to any vote and only the holders of shares of the affected class or classes shall be entitled to vote.

     (8) To the extent permitted by law, each holder of shares of the Corporation's stock shall be entitled to require the Corporation to redeem all or any part of the shares of stock of the Corporation standing in the name of the holder on the books of the Corporation, and all shares of stock issued by the Corporation shall be subject to redemption by the Corporation, at the redemption price of the shares as in effect from time to time as may be determined by or pursuant to the direction of the Board of Directors of the Corporation in accordance with the provisions of Article VI(5)(v), less the amount of any applicable redemption charge, deferred sales charge or other amount imposed by the Board of Directors (to the extent consistent with applicable law), subject to the right of the Board of Directors of the Corporation to suspend the right of redemption or postpone the date of payment of the redemption price in accordance with provisions of applicable law. The Board of Directors may impose a redemption charge, deferred sales charge or other amount on the redemption of such shares of Common Stock issued and outstanding immediately prior to these Articles of Amendment and Restatement becoming effective even though the Board may choose not to impose a similar redemption charge, deferred sales charge or other amount on the redemption of other shares of the same class or other classes of Common Stock that are issued after the effective date of these Articles of Amendment and Restatement. The proceeds of the redemption of a share

(including a fractional share) of any class of stock of the Corporation shall be reduced by the amount of any redemption charge, deferred sales charge or other amount payable on such redemption pursuant to the terms of issuance of such shares or otherwise imposed by the Board of Directors. Without limiting the generality of the foregoing, the Corporation shall, to the extent permitted by applicable law, have the right at any time, at the Corporation's option, to redeem, in whole or in part, the shares owned by any holder of stock of the Corporation (i) if the value of the shares in the account maintained by the Corporation or its transfer agent for any class of stock for the stockholder is below an amount determined from time to time by the Board of Directors of the Corporation (the "Minimum Account Balance") and (a) the stockholder has been given notice of the redemption and has failed to make additional purchases of shares in an amount sufficient to bring the value in his account to at least the Minimum Account Balance before the redemption is effected by the Corporation or
(b) the redemption is with respect to fees to be paid by the stockholder to the Corporation for failing to maintain the Minimum Account Balance or (ii) the Board of Directors has otherwise determined that it is in the best interests of the Corporation to redeem the shares. Notwithstanding any other provision of this Article V(8), if certificates representing the redeemed shares have been issued, the redemption price need not be paid by the Corporation until such certificates are presented in proper form for transfer to the Corporation or the agent of the Corporation appointed for such purpose; however, the redemption shall be effective in accordance with the action of the Board of Directors, regardless of whether or not such presentation has been made. Payment of the redemption price shall be made in cash by the Corporation at the time and in the manner as may be determined from time to time by the Board of Directors of the Corporation unless, in the opinion of the Board of Directors, which shall be conclusive, conditions exist that make payment wholly in cash unwise or undesirable; in such event the Corporation may make payment wholly or partly by securities or other property included in the assets allocable to the class of the shares for which redemption is being sought, the value of which shall be determined as provided by the Board of Directors in accordance with the provisions of Article VI(5)(v).

     (9) At such times as may be determined by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) in accordance with the Investment Company Act of 1940, as amended, applicable rules and regulations thereunder and applicable rules and regulations of NASD Inc. and from time to time reflected in the registration statement of the Corporation (the "Corporation's Registration Statement"), shares of a particular class of stock of the Corporation may be automatically converted into shares of another class of stock of the Corporation based on the relative net asset values of such classes at the time of conversion, subject, however, to any conditions of conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) and reflected in the Corporation's Registration Statement. The terms and conditions of such conversion may vary within and among the classes to the extent determined by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) and set forth in the Corporation's Registration Statement.

                                   ARTICLE VI
                               BOARD OF DIRECTORS

     (1) The current number of directors of the corporation is six. This number may be changed pursuant to the By-Laws of the Corporation, but shall at no time be less than the minimum number required under the Maryland General Corporation Law nor more than twelve (12). The names of the current directors who shall act until their successors are duly chosen and qualify are:

     Charles H. Brunie
     Daniel T. Geraci
     Wendy Luscombe
     Alden C. Olson
     James B. Rogers, Jr.
     R. Keith Walton

     (2) Beginning with the first annual meeting of shareholders of the Corporation held after the initial public offering of the shares of the Corporation's capital stock (the "first annual meeting"), the Board of Directors of the Corporation shall be divided into three classes: Class I, Class II, and Class III. The term of one class of directors elected at the first annual meeting shall expire each year. At the first annual meeting, directors of Class I shall be elected to the Board of Directors for a term expiring at the next succeeding annual meeting of shareholders, directors of Class II shall be elected to the Board of Directors for a term expiring at the second succeeding annual meeting of shareholders and directors of Class III shall be elected to the Board of Directors for a term expiring at the third succeeding annual meeting of shareholders. At each subsequent annual meeting of shareholders, the directors chosen to succeed those whose terms are expiring shall be identified as being of the same class as the directors whom they succeed and shall be elected for a term expiring at the time of the third succeeding annual meeting of shareholders, or thereafter in each case when their respective successors are elected and qualified. If the number of directors is changed, any increase or decrease shall be apportioned among the classes by resolution of the Board of Directors so as to maintain the number of directors in each class as nearly equal as possible, but in no case shall a decrease in the number of directors shorten the term of any incumbent director.

     (3) Any vacancy occurring in the Board of Directors may be filled by a majority of the directors in office. A new directorship resulting from an increase in the number of directors shall be filled by a majority of the entire Board of Directors.

     (4) A director of the Corporation may be removed from office only by vote of the holders of at least seventy-five percent (75%) of the outstanding shares of capital stock of the Corporation entitled to vote for the election of directors.

     (5) In furtherance, and not in limitation, of the powers conferred by the laws of the State of Maryland, the Board of Directors is expressly authorized:

          (i) To make, alter or repeal the By-Laws of the Corporation, except where such power is reserved by the By-Laws to the shareholders, and except as otherwise required by the Investment Company Act of 1940, as amended.

          (ii) From time to time to determine whether and to what extent and at what times and places and under what conditions and regulations the books and accounts of the Corporation, or any of them other than the stock ledger, shall be open to the inspection of the shareholders. No shareholder shall have any right to inspect any account or book or document of the Corporation, except as conferred by law or authorized by resolution of the Board of Directors or of the shareholders.

          (iii) Without the assent or vote of the shareholders, to authorize the issuance from time to time of shares of the stock of any class of the Corporation, whether now or hereafter authorized, and securities convertible into shares of stock of the Corporation of any class or classes, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable.

          (iv) Without the assent or vote of the shareholders, to authorize and issue obligations of the Corporation, secured and unsecured, as the Board of Directors may determine, and to authorize and cause to be executed mortgages and liens upon the real or personal property of the Corporation.

          (v) To establish the basis or method for determining the value of the assets and the amount of the liabilities of the Corporation and the net asset value of each share of the Corporation's capital stock.

          (vi) To determine what constitutes net profits, earnings, surplus or net assets in excess of capital, and to determine what accounting periods shall be used by the Corporation for any purpose; to set apart out of any funds of the Corporation reserves for such purposes as it shall determine and to abolish the same; to declare and pay any dividends and distributions in cash, securities or other property from surplus or any funds legally available therefor, at such intervals as it shall determine; to declare dividends or distributions by means of a formula or other method of determination, at meetings held less frequently than the frequency of the effectiveness of such declarations; to establish payment dates for dividends or any other distributions on any basis, including dates occurring less frequently than the effectiveness of declarations thereof.

          (vii) In addition to the powers and authorities granted herein and by statute expressly conferred upon it, the Board of Directors is authorized to exercise all powers and do all acts that may be exercised or done by the Corporation pursuant to the provisions of the laws of the State of Maryland, these Articles of Incorporation and the By-Laws of the Corporation.

     (6) Any determination made in good faith, and in accordance with the Charter of the Corporation, if applicable, by or pursuant to the direction of the Board of Directors, with respect to the amount of assets, obligations or liabilities of the Corporation, as to the amount of net income of the Corporation from dividends and interest for any period or amounts at any time legally available for the payment of dividends, as to the amount of any reserves or charges set up and the proprietary thereof, as to the time of or purpose for creating reserves or as to the use, alteration or cancellation of any reserves or charges (whether or not any obligation or liability for which the reserves or charges have been created has been paid or discharged or is then or thereafter required to be paid or discharged), as to the value of any security owned by the Corporation, the determination of the net asset value of shares of any class of the Corporation's capital stock, or as to any other matters relating to the issuance, sale, redemption or other acquisition or disposition of securities or shares of capital stock of the Corporation, and any reasonable determination made in good faith by the Board of Directors shall be final and conclusive, and shall be binding upon the Corporation and all holders of its capital stock, past, present and future, and shares of the capital stock of the Corporation are issued and sold on the condition and understanding, evidenced by the purchase of shares of capital stock or acceptance of share certificates, that any and all such determinations shall be binding as aforesaid. No provision of the Charter of the Corporation shall be effective to require a waiver of compliance with any provision of the Securities Act of 1933, as amended, or the Investment Company Act of 1940, as amended, or of any valid rule, regulation or order of the Securities and Exchange Commission under those Acts.

                                   ARTICLE VII
                          LIABILITY AND INDEMNIFICATION

     (1) To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its shareholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

     (2) The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors may by By-Law, resolution or agreement make further provisions for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law.

     (3) No provision of the Charter of the Corporation shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     (4)  References to the Maryland General Corporation Law in this Article
VII are to the law as from time to time amended. No amendment to the the Charter of the Corporation shall affect any right of any person under this Article VII based on any event, omission or proceeding prior to such amendment.

                                  ARTICLE VIII
                               CHANGE OF STRUCTURE

     (1) Notwithstanding any other provision of these Articles of Incorporation, but subject to the exceptions provided in Section (2) of this
Article VIII, the conversion of the Corporation from a "closed-end company" to an "open-end company," as those terms are defined in Sections 5(a)(2) and 5(a)(1), respectively, of the Investment Company Act of 1940, as amended, shall require the affirmative vote or consent of the holders of at least seventy-five percent (75%) of the outstanding shares of capital stock of the Corporation; provided, however, that if such action previously has been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of directors fixed in accordance with the By-Laws, in such case the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Corporation entitled to vote thereon shall be required.

                                   ARTICLE IX
                               SHAREHOLDER VOTE

     (1) The affirmative vote of the holders of at least seventy-five percent (75%) of the outstanding shares of capital stock of the Corporation entitled to vote thereon shall be required to approve, adopt or authorize any of the following:

          (i) A merger or consolidation or statutory share exchange of the Corporation with or into another corporation;

          (ii) A sale of all or substantially all of the assets of the Corporation (other than in the regular course of the Corporation's investment activities); or

          (iii)  A liquidation or dissolution of the Corporation;

     unless such action previously has been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of directors fixed in accordance with the By-Laws, in which case the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Corporation entitled to vote thereon shall be required.

                                    ARTICLE X
                                   AMENDMENTS

     (1) The Corporation reserves the right from time to time to make any amendment to its Articles of Incorporation, now or hereafter authorized by law, including any amendment that alters the contract rights, as expressly set forth in its Articles of Incorporation, of any outstanding stock.

     (2) In addition to the voting requirements imposed by law or by any other provision of these Articles of Incorporation, the provisions set forth in this
Article X, the provisions of Sections (2) and (4) of Article VI, the provisions of Article IX, the provisions of these Articles of Incorporation setting the maximum number of directors at twelve (12), and the provisions of Section (1) of
Article VIII may not be amended, altered or repealed in any respect, nor may any provision inconsistent with this Article X, the provisions of Sections (2) and
(4) of Article VI, the provisions of Article IX, the provision setting the maximum number of directors, or the provisions of Section (1) of Article VIII be adopted, unless such section is approved by the affirmative vote of at least seventy-five (75%) of the outstanding shares of capital stock of the Corporation entitled to vote thereon."

     SECOND: The Corporation desires to amend and restate its Charter as currently in effect. The provisions set forth in these Articles of Amendment and Restatement are all of the provisions of the Charter currently in effect as herein amended. The current address of the principal office of the Corporation, and the name and address of the Corporation's current resident agent are as set forth in Article IV. The number of directors is currently set at six and their names are as set forth in Article VI(1).

     THIRD: The amendment and restatement of the Charter of the Corporation as hereinabove set forth has been duly advised by the Directors and approved by the stockholders pursuant to the Maryland General Corporation Law.

     FOURTH: These Articles of Amendment and Restatement shall become effective
on      , 2004 at     {a.m./p.m.} Eastern Time.

     IN WITNESS WHEREOF, The Zweig Total Return Fund, Inc. has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its President, Daniel T. Geraci, and witnessed by its Secretary, Nancy J.
Engberg, as of        , 2004. The President acknowledges these Articles of
Amendment and Restatement to be the corporate act of the Corporation and states that to the best of his knowledge, information and belief, the matters and facts set forth in these Articles with respect to the authorization and approval of this amendment and restatement of the Corporation's Charter are true in all material respects and that this statement is made under penalties of perjury.

                                     By:
                                        ----------------------------------------
                                          Daniel T. Geraci
                                          President

                                     Witness:
                                        ----------------------------------------
                                          Secretary

                                                                       EXHIBIT D

                    AMENDED AND RESTATED SERVICING AGREEMENT

     THIS AMENDED AND RESTATED SERVICING AGREEMENT (the "Agreement") is made and entered into as of the 2nd day of March, 2004 by and between Phoenix/Zweig Advisers LLC, a Delaware limited liability company (the "Company") and Zweig Consulting LLC, a New York limited liability company ("Zweig").

     WHEREAS pursuant to an Acquisition Agreement (the "Acquisition Agreement") by and among Zweig/Glaser Advisers, a New York general partnership, Zweig Advisors Inc., a Delaware corporation and Zweig Total Return Advisors, Inc., a Delaware corporation (collectively, the "Predecessor Company"), Phoenix Investment Partners, Ltd., a Delaware corporation ("Phoenix") and the other parties thereto, Phoenix acquired the Predecessor Company on March 1, 1999 (initially capitalized terms defined in the Acquisition Agreement and not otherwise defined herein are used herein with such defined meanings);

     WHEREAS prior to the Closing, Martin E. Zweig (the "President") provided certain services to the Predecessor Company, and Phoenix and the Predecessor Company were desirous of continuing to receive such services following the Closing, and the President indicated to Phoenix and the Predecessor Company that he and his designated research associates (the "Associates") would continue to provide the Predecessor Company and its Affiliates with such services following the Closing;

     WHEREAS in connection with the foregoing, Zweig entered into this Agreement with the Predecessor Company, dated as of March 1, 1999, which became effective on the Closing Date for an initial three year term, and this Agreement was thereafter continued until the date hereof by the agreement of Zweig and the Company (which was the successor to the Predecessor Company on or about December 31, 1999) with respect to such continuation;

     WHEREAS since the Closing, the Predecessor Company or the Company has served as the investment adviser with respect to The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc. (each, a "Fund" and collectively "Funds"), closed-end funds traded on the New York Stock Exchange, and pursuant to this Agreement Zweig has provided investment subadvisory services with respect to each Fund (with this Agreement having at all relevant times been approved by the board of directors of each Fund, and having been initially approved by the shareholders of each Fund, in each such case as an investment subadvisory agreement with respect to such Fund in accordance with the requirements of the Investment Company Act of 1940);

     WHEREAS, the Company recognizes the importance that the Funds' portfolio management process reflect the asset allocation techniques of Zweig; and

     WHEREAS the Company and Zweig desire to continue the Servicing Agreement from and after the date hereof on the terms set forth herein, and to amend and restate the Servicing Agreement as set forth herein to provide for an additional Term (as defined herein) and to reflect the other terms and conditions set forth herein (and this amendment and restatement has been approved by the board of directors of each Fund in accordance with the requirements of the Investment Company Act of 1940 insofar as this Agreement relates to such Fund).

     NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto, intending to be legally bound, agree as follows (which amended and restated terms shall supercede in their entirety the terms set forth in the Servicing Agreement prior to this amendment and restatement):

1.   SERVICES

     1.1 During the Term, Zweig and the President agree that the President and the Associates will devote their skill and approximately one-half of their full working time consistent with the practices of Zweig prior to the date hereof, to the business and affairs of the Company and its Affiliates and to the promotion of its and their interests, in particular (i) performing asset allocation research and analysis and providing advice thereon at a level and in a manner consistent with the practices of Zweig and the Company prior to the date hereof, (ii) playing an active role in collaborating with the Company's portfolio management team on a frequent basis regarding the investment advisory services provided by the Company to the Funds in the Company's capacity as investment adviser to the Funds and, in particular, advising the Company on the methodology and process utilized by the Company's portfolio management team for purposes of selecting individual securities that will be purchased and sold by the Funds, and actively reviewing the Funds' portfolios with respect to the individual securities that have been purchased and sold by the Funds (it being understood that, except to the extent that its fiduciary duties and/or obligations under its investment advisory agreement with a Fund may otherwise require, the Company intends to follow Zweig's recommendations with respect to the methodology and process utilized by the Company's portfolio management team for purposes of selecting individual securities that will be purchased and sold by the Funds),
          (iii) the President, together with such of the Associates as any such board may request, meeting with the boards of directors of the Funds (in person and/or telephonically) at such times as they may request (including without limitation attendance at meetings of such boards of directors, to the extent so requested by such boards of directors), and participating (in person and/or telephonically) at the annual and any special meetings of shareholders of the Funds, (iv) collaborating with the Company on an active basis with respect to strategic and other Fund-related matters, and (v) in the event that Carlton Neel is no longer serving as the Company's portfolio manager with respect to the Funds for any reason, the President advising the board of directors of each Fund with respect to Zweig's approval or disapproval of such replacement portfolio manager of the Company with respect to such Fund as is proposed by the Company to replace Carlton Neel (the "Services"). The Services will be performed by the President and the Associates in a manner and at a level consistent with the practices of Zweig and the Company prior to the date hereof.

     1.2 The Services will be provided to the Company and its Affiliates during normal business hours at the offices of the Company in New York City or at such other times and places as Zweig may reasonably determine, taking into account the nature, exigencies and reasons for the assistance required.

     1.3 For so long as this Agreement remains in effect with respect to one or both of the Funds, (i) the Company agrees that neither it nor any of its Affiliates shall, directly or indirectly, employ or seek to employ any employee of Zweig or any of its Affiliates, or any person who was such an employee of Zweig or any of its Affiliates at any time during the twelve months preceding such action by the Company or its Affiliates, nor seek to persuade any such employee or former employee to become employed by any direct or indirect competitor of Zweig or any of its Affiliates, and (ii) Zweig and the President agree that neither they nor any of their respective Affiliates shall, directly or indirectly, employ or seek to employ any employee of the Company or any of its Affiliates, or any person who was such an employee of the Company or any of its Affiliates at any time during the twelve months preceding such action by Zweig, the President or their respective Affiliates, nor seek to persuade any such employee or former employee to become employed by any direct or indirect competitor of the Company or any of its Affiliates; PROVIDED that nothing contained in this
          Section 1.3 shall prohibit employment advertisements in mass media (or similar general solicitations available to the public at large and not targeted at particular individuals); and PROVIDED, FURTHER, that the restrictions set forth in this Section 1.3 shall not apply in respect of secretaries or other persons holding similar responsibilities that are primarily clerical in nature.

2.   TERM

     2.1 This Agreement shall remain effective from and after the date hereof until the third anniversary of the date hereof (the "Term") or such earlier date as provided in Section 2.2; PROVIDED, HOWEVER, that, with respect to a particular Fund (and Services being performed by Zweig hereunder with respect to such Fund), this Agreement shall terminate automatically on the first March 1 during the Term (if any) at which the continuation of this Agreement with respect to such Fund has not been specifically approved on or prior to such March 1 in accordance with the requirements of the Investment Company Act of 1940 by (i) a majority of such Fund's outstanding voting securities or a majority of its board of directors and (ii) a majority of the directors who are not "interested persons", as defined in the Investment Company Act of 1940, cast in person at a meeting called for the purpose of voting on such approval; and PROVIDED, FURTHER, that this Agreement shall terminate immediately in full at such time (as any) as it has been terminated with respect to both Funds.

     2.2 The Company may terminate this Agreement immediately in full (i) for Cause (as defined below) or (ii) in the event of the President's death or Disability (as defined below). With respect to a particular Fund, this Agreement
          (and Services being performed by Zweig hereunder with respect to such Fund) may be terminated at any time (with or without Cause), without payment of any penalty, by (i) the board of directors of that Fund, or
          (ii) by a vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding voting securities of that Fund, in either such case upon not less than sixty (60) day's written notice. This Agreement shall automatically terminate in full in the event of its assignment, within the meaning of the Investment Company Act of 1940, unless such automatic termination shall be prevented by an exemptive order of the Securities and Exchange Commission, and shall automatically terminate with respect to a particular Fund (and Services being performed by Zweig hereunder with respect to such Fund) upon the termination of such Fund's investment advisory agreement with the Company.

     2.3 Upon termination of this Agreement in full pursuant to Section 2.2 hereof or Section 2.5 hereof, the Company's payment to Zweig of fees earned by Zweig under this Agreement to the date of such termination shall be in full satisfaction of all claims against the Company under this Agreement. Upon termination of this

          Agreement with respect to a particular Fund pursuant to Section 2.2 hereof, the Company's payment to Zweig of fees earned by Zweig under this Agreement with respect to such Fund to the date of such termination shall be in full satisfaction of all claims against the Company under this Agreement relating to such termination with respect to such Fund (provided that, if this Agreement shall also terminate in full as a result of such termination with respect to such particular Fund, then this sentence shall not require a separate payment to Zweig, and the first sentence of this Section 2.3 shall instead apply to such termination of this Agreement in full).

     2.4  (i)    For purposes of this Agreement, "Cause" shall mean a reasonable determination made by the Chief Executive Officer of Phoenix that: (a) Zweig has willfully neglected its assigned duties with the Company, which neglect has continued for a period of at least thirty (30) days after a written notice of such neglect was delivered to the President specifying the claimed neglect, (b) the President has been enjoined (other than temporary suspensions of not more than ninety-one (91) days) by the Securities and Exchange Commission, the National
                 Association of Securities Dealers, Inc. or any other industry regulatory authority from working in the investment advisory or securities industry, (c) the President has been convicted by a court of competent jurisdiction of, or has pleaded guilty or NOLO CONTENDRE to, any felony or misdemeanor involving an investment or investment-related business, or (d) Zweig has engaged in a continuing violation of a material provision of this Agreement, which violation has continued for a period of at least thirty (30) days after a written notice of such violation was delivered to the President specifying the claimed violation.

          (ii) For purposes of this Agreement, "Disability" shall mean the President's inability to perform the Services he is required to perform under this Agreement by reason of sickness, accident, injury, illness or any similar event and which condition has existed for at least 180 consecutive days, or for such shorter periods aggregating 180 days during any twelve month period.

     2.5 Zweig may terminate this Agreement immediately in full if (a) the Company has been enjoined (other than temporary suspensions of not more than ninety-one (91) days) by the Securities and Exchange Commission, the National Association of Securities Dealers, Inc. or any other industry regulatory authority from acting as an investment adviser to the Funds or (b) the Company has engaged in a continuing violation of a material provision of this Agreement, which violation has continued for a period of at least thirty (30) days after a written notice of such violation was delivered to the Company specifying the claimed violation, or (c) Zweig reasonably determines that, as a result of new regulatory requirements or developments applicable to persons or entities engaged (or affiliated with those engaged) in the business of acting as investment advisers to and/or sponsors of collective investment vehicles that are exempt from registration under the Investment Company Act of 1940, Zweig's continued performance of its Services under this Agreement would have a material adverse effect upon the business of Zweig's Affiliates.

3.   COMPENSATION

     3.1 For so long as this Agreement remains in effect with respect to a Fund, for the Services to be provided by Zweig under this Agreement with respect to such Fund the Company will pay Zweig an annual fee (the "Fees") equal to forty percent (40.0%) of the investment advisory fees actually received by the Company from such Fund in respect of investment advisory services performed by the Company for such Fund (which shall in no event be deemed to include administration, servicing, distribution or other fees that may be received by the Company from such Fund); PROVIDED, HOWEVER, that the aggregate Fees payable by the Company to Zweig hereunder in respect of the twelve-month period ending on March 1, 2005 shall not be less than $3,000,000 if:

          (i) Both Funds remain closed-end investment companies (within the meaning of the Investment Company Act of 1940) for the entirety of such 12-month period; PROVIDED, HOWEVER, that, in the event a Fund ceases to be a closed-end investment company with an effective date (for such open-ending) prior to March 1, 2005, the minimum Fee requirement set forth in this Section 3.1 above shall still apply in respect of such 12-month period, but such $3,000,000 level shall be adjusted as follows: the $3,000,000 shall be bifurcated between the Funds in proportion to their respective aggregate net assets as of the last business day immediately prior to the effective date for such open-ending, such that (a) the portion of the $3,000,000 relating to the Fund that continues to be a closed-end investment company will continue to apply in full in respect of such 12-month period, and (b) the portion of the $3,000,000 relating to the Fund that ceases to be a closed-end investment company shall no longer apply for that portion of such 12-month period falling on or after the effective date of such open-ending (provided that a ratable portion thereof shall continue to apply in respect of that portion of such 12-month period falling prior to the effective date of such open-ending, based upon the number of days elapsed in such 12-month period falling prior to such effective date);

          (ii) Zweig continues to provide Services to the Company hereunder with respect to both Funds for the entirety of such 12-month period; PROVIDED, HOWEVER, that, in the event Zweig ceases to provide Services to the Company with respect to a Fund prior to March 1, 2005, the minimum Fee requirement set forth in this
                 Section 3.1 above shall still apply in respect of such 12-month period, but such $3,000,000 level shall be adjusted as follows: the $3,000,000 shall be bifurcated between the Funds in proportion to their respective aggregate net assets as of the last business day immediately prior to the cessation of Zweig's Services provided to the Company with respect to such Fund, such that (a) the portion of the $3,000,000 relating to the Fund with respect to which Zweig continues to provide Services hereunder will continue to apply in full in respect of such 12-month period, and (b) the portion of the $3,000,000 relating to the Fund with respect to which Zweig ceases to provide Services hereunder shall no longer apply for that portion of such 12-month period falling on or after the effective date of such cessation of Zweig's Services hereunder with respect to such Fund (provided that a ratable portion thereof shall continue to apply in respect of that portion of such 12-month period falling prior to the effective date of such cessation of Services hereunder, based upon the number of days elapsed in such 12-month period falling prior to such effective date); and

          (iii) The Company's effective advisory fee rate (after taking into account any waivers, reimbursements or other reductions) remains 0.85% per annum with respect to The Zweig Fund, Inc. and 0.70% with respect to The Zweig Total Return Fund, Inc. for the entirety of such 12-month period; PROVIDED, HOWEVER, that, in the event the Company's effective advisory fee rate with respect to a Fund is reduced from such stated percentage prior to March 1, 2005 (other than as a result of any reductions offered by the Company to the Funds primarily for reasons unrelated to these Funds in particular), the minimum Fee requirement set forth in this proviso shall still apply in respect of such 12-month period, but such $3,000,000 dollar level shall be ratably reduced (based upon the ratio of gross advisory fees that the Company would have received from such Fund absent such reduction in effective fee rate to the gross advisory fees that the Company in fact receives after taking into account such reduction) to reflect that portion of such 12-month period for which the Company's effective advisory fee rate with respect to such Fund is less than such stated percentage;

and PROVIDED, FURTHER, that, in the event the Company's effective advisory fee rate with respect to a Fund (after taking into account any waivers, reimbursements or other reductions) is reduced in respect of the 12-month period ending on March 1, 2006 to below 0.85% per annum, in the case of The Zweig Fund, Inc., or 0.70% per annum, in the case of The Zweig Total Return Fund, Inc., in either such case as a result of any reduction thereto offered by the Company to such Fund primarily for reasons unrelated to such Fund in particular, then for any portion of such 12-month period during which Zweig provided Services to the Company hereunder with respect to such Fund whose effective advisory fee rate was so reduced, the Company will pay Zweig an increased percentage of the investment advisory fees actually received by the Company from such Fund such that Zweig receives the same dollar amount of Fees from the Company for such period during which Zweig performed Services for the Company hereunder with respect to such Fund as Zweig would have received from the Company hereunder with respect to such Services absent such reduction in effective fee rate offered by the Company to such Fund.

The Fees with respect to a Fund shall be paid by the Company to Zweig not later than five (5) business days following the Company's receipt of the related investment advisory fees from such Fund.

     3.2 The Company shall provide or share with Zweig research information, benefits and services, as defined in Section 28(e) of the Securities Exchange Act of 1934, that results, from brokerage transactions implemented by the Company for the benefit of the Funds.

     3.3 The Company shall not have any liability with respect to the compensation of employees retained by Zweig or by any affiliated entities.

     3.4 Subject to the Company's compliance with the provisions of Section 2.3 hereof, upon termination of this Agreement for any reason, the Company shall have no further obligations under this Agreement, but Zweig shall continue to be bound by Section 4 and the Company shall continue to be bound by Section 5 hereof.

4.   CONFIDENTIALITY OF ZWEIG

     4.1 Zweig shall not at any time during the period of its engagement with the Company hereunder or after the termination thereof directly or indirectly divulge, furnish, use, publish or make accessible to any person or entity any Confidential Information (as hereinafter defined) except in connection with the performance of its duties hereunder. Any records of Confidential Information prepared by Zweig or which come into its possession during the term of this Agreement are and remain the property of the Company or its Affiliates, as the case may be, and upon termination of the engagement all such records and copies thereof shall be either left with or returned to such entity. Confidential Information may be shared among the President and Associates or other employees of entities controlled by the President on a need to know basis for purposes of providing the Services to the Company and its Affiliates hereunder. Such Associates and any other employees shall be informed of the confidential nature of such Confidential Information, the President shall direct such Associates and any other employees to treat such information confidentially and the President will be responsible for any breach of this Section 4.1 by himself and by any persons to whom the President provides any Confidential Information. Notwithstanding anything contained herein to the contrary, the Company acknowledges that services overlapping or similar to the Services provided by Zweig, the President and the Associates hereunder are also performed on behalf of the Affiliates of Zweig and such Services are often not exclusively performed by Zweig, the President and the Associates for the Company. Consequently, the work product resulting from the Services is often generated on behalf of both the Company and its Affiliates and the Affiliates of Zweig and is shared among the employees of these entities (the "Shared Work Product"). The Company further acknowledges that the Confidential Information that generates such Shared Work Product may become known to the employees of Zweig's Affiliates. The Company hereby agrees that the disclosure of Confidential Information to the employees of the Zweig Affiliates who shall be deemed employees covered by the fourth sentence of this Section 4.1, to the extent such disclosure is necessary to generate any Shared Work Product, and the use of Shared Work Product by the employees of the Zweig Affiliates, shall in no event be deemed a breach of this Agreement.

     4.2 The term "Confidential Information" includes, but is not limited to, the following items, whether existing now or created in the future and whether or not subject to trade secret or other statutory protection:
          (a) all knowledge or information concerning the business, operations and assets of the Company and its Affiliates which is not readily available to the public, such as: internal operating procedures; investment strategies; sales data and customer and client lists; financial plans, projections and reports; and investment company programs, plans and products; (b) all property owned, licensed and/or developed for the Company and/or its Affiliates or any of their respective clients and not readily available to the public, such as computer systems, programs and software devices, including information about the design, methodology and documentation therefor; (c) information about or personal to the Company's and/or its Affiliates' clients; (d) information, materials, products or other tangible or intangible assets in the Company's and/or its Affiliates' possession or under any of their control which is proprietary to, or confidential to or about, any other person or entity; and (e) records and repositories of all of the foregoing, in whatever form maintained.

          The foregoing notwithstanding, the following shall not be considered Confidential Information: (aa) general skills and experience gained by providing service to the Company; (bb) information publicly available or generally known within the Company's trade or industry; (cc) information independently developed by the president or the Associates other than in the course of the performance of their duties which are exclusive to the Company hereunder; and (dd) information which becomes available to the President or the Associates on a non-confidential basis from sources other than the Company or its Affiliates, PROVIDED, the President or the Associates do not know or have reason to know that such sources are prohibited by contractual, legal or fiduciary obligation from transmitting the information. Failure to mark any material or information "confidential" shall not affect the confidential nature thereof. All the terms of this Section 4 shall survive the termination of this Agreement. The obligations hereunder shall be in addition to, and not in limitation of, any other obligations of confidentiality the President or the Associates may have to the Company.

     4.3 At any time when so requested, and upon termination of the engagement under this Agreement for any reason whatsoever and irrespective of whether such termination is voluntary on Zweig's part or not, Zweig will deliver to the Company all information in its possession (whether or not Confidential Information) pertaining exclusively to the Company or any of its Affiliates and, to the extent any such information is Shared Work Product, shall provide copies to the Company with the understanding that Zweig and its Affiliates shall also retain copies of such information.

5.   CONFIDENTIALITY OF THE COMPANY

     5.1 The Company and its Affiliates and their respective employees shall not at any time during the period of Zweig's engagement with the Company hereunder or after the termination thereof directly or indirectly divulge, furnish, use, publish or make accessible to any person or entity any Zweig Confidential Information (as hereinafter defined). It is expressly understood that Shared Work Product may be shared among the Company and its Affiliates and their respective employees. The Company and its Affiliates and their respective employees shall be informed of the confidential nature of the Zweig Confidential Information, the Company shall direct such employees to treat such information confidentially and the Company will be responsible for any breach of this Section 5.1 by its employees.

     5.2 The term "Zweig Confidential Information" includes, but is not limited to, the following items, whether existing now or created in the future and whether or not subject to trade secret or other statutory protection: (a) all knowledge or information concerning the business, operations and assets of Zweig and its Affiliates which is not readily available to the public, such as: internal operating procedures; investment strategies; sales data and customer and client lists; financial plans, projections and reports; and investment company programs, plans and products; (b) all property owned, licensed and/or developed for the Zweig and/or its Affiliates or any of their respective clients and not readily available to the public, such as computer systems, programs and software devices, including information about the design, methodology and documentation therefor; (c) information about or personal to Zweig's and/or its Affiliates' clients; (d) information, materials, products or other tangible or intangible assets in Zweig's and/or its Affiliates' possession or under any of their control which is proprietary to, or confidential to or about, any other person or entity; and (e) records and repositories of all of the foregoing, in whatever form maintained.

          The foregoing notwithstanding, the following shall not be considered Zweig Confidential Information: (aa) general skills and experience gained by providing service to the Company and its Affiliates; (bb) information publicly available, or generally known within Zweig's trade or industry, (cc) information independently developed by the Company and its Affiliates and their respective employees; (dd) information which becomes available to the Company and its Affiliates and their respective employees on a non-confidential basis from sources other than Zweig, and (ee) information, materials, property or rights acquired by Phoenix or any Affiliate thereof pursuant to the Acquisition Agreement or other written agreements contemplated thereby, PROVIDED the Company and its Affiliates and their respective employees do not know or have reason to know that such sources are prohibited by contractual, legal or fiduciary obligation from transmitting the information. All the terms of this Section 5 shall survive the termination of this Agreement,

6.   OWNERSHIP OF DOCUMENTS

     All memoranda, papers, letters, notes, notebooks and all copies thereof relating exclusively to the business or affairs of the Company that are generated by Zweig or that come. into its possession, in each case in connection with its performance of Services to the Company under this Agreement, shall be held by Zweig as the Company property and shall be delivered by Zweig to the Company as the Company may request. To the extent any such memoranda, papers, letters, notes and notebooks are the product of Zweig Confidential Information or are Shared Work Product, the Company understands and agrees that Zweig and its Affiliates shall also retain copies of such documentation and information.

7.   PRIOR NEGOTIATIONS AND AGREEMENTS

     This Agreement contains the complete agreement concerning the servicing arrangement between the parties. This Agreement may only be altered, amended or rescinded by a duly executed written agreement delivered by each of the parties hereto.

8.   JURISDICTION

     This Agreement shall be construed in accordance with and governed by the laws of the State of New York governing contracts entered into and to be performed entirely within New York and both parties consent to the jurisdiction of the courts of New York.

9.   PERFORMANCE WAIVERS

     Waiver of performance of any obligation by either party shall not constitute a waiver of performance of any other obligations or constitute future waiver of the same obligation.

10.  SEVERABILITY

     If any section, subsection, clause or sentence of this Agreement shall be deemed illegal, invalid or unenforceable under any applicable law, actually applied by any court of competent jurisdiction, such illegality, invalidity or unenforceability shall not affect the legality, validity and enforceability of this Agreement or any other section, subsection, clause or sentence thereof. Where, however, the provisions of any applicable law may be waived, they are hereby waived by the parties to the full extent permitted by such law to the end that this Agreement shall be a valid and binding agreement enforceable in accordance with its terms.

11.  ASSIGNMENT

     This Agreement shall inure to the benefit of and be binding upon the Company and its successors (whether direct or indirect, by purchase, merger, consolidation or otherwise) and assigns, and upon Zweig and its successors and assigns (whether direct or indirect, by purchase, merger, consolidation or otherwise). Except as provided in Section 2.2, this Agreement shall not be assignable by Zweig other than with the express written consent of the Company, which shall not be unreasonably denied. The reorganization of Zweig and its affiliated entities, such that the Services of the President and the Associates are provided through an affiliated entity, shall not constitute a breach, assignment or termination of this Agreement by Zweig.

12.  NOTICES

     All notices under this Agreement shall be in writing and shall be deemed to have been given at the time when mailed by registered or certified mail, addressed to (i) the address below stated, in the case of notices to Zweig, or
(ii) both of the addresses below stated, in the case of notices to the Company, in either such case of the party to which notice is given, or to such changed address or addresses (as applicable) as such party may have fixed by notice:

     To the Company:            Phoenix/Zweig Advisers LLC
                                900 Third Avenue
                                New York, New York 10022
                                Attention: President

                                With such notice also sent to:

                                Phoenix Investment Partners, Ltd.
                                56 Prospect Street
                                Hartford, Connecticut 06115-0480
                                Attention: Tracy L. Rich, Esq.
                                Executive Vice President and General Counsel

     To Zweig:                  Zweig Consulting LLC
                                900 Third Avenue
                                New York, New York 10022 Attention:
                                Martin E. Zweig

                                With such notice also sent to:

                                KMZ Rosenman
                                575 Madison Avenue
                                New York, New York 10022
                                Attention: Robert E. Smith, Esq.

PROVIDED, HOWEVER, that any notice of change of address shall be effective only upon receipt.

13.  MISCELLANEOUS

     The President hereby represents and warrants that this Agreement (i) is valid, binding and enforceable in accordance with its terms and (ii) does not conflict with any other agreement to which he is a party, including any agreement with the Affiliated Investment Partnership Management Companies and the related investment partnerships and Watermark Securities, Inc.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                     PHOENIX/ZWEIG ADVISERS LLC

                                     By:  /s/ DANIEL T. GERACI
                                         --------------------------------------
                                           Name: Daniel T. Geraci
                                           Title: President


                                     ZWEIG CONSULTING LLC

                                     By:  /s/ MARTIN E. ZWEIG
                                         --------------------------------------
                                           Name: Martin E. Zweig
                                           Title: President

                        THE ZWEIG TOTAL RETURN FUND, INC.

                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 12, 2004
                 PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS

     The undersigned shareholder of The Zweig Total Return Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints DANIEL T. GERACI and CARLTON NEEL, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at 11:30 A.M. at the offices of Katten Muchin Zavis Rosenman, located at 575 Madison Avenue (between 56th and 57th Streets), 11th Floor, New York, New York, at any and all adjournments thereof, and to vote at the Annual Meeting all shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present in accordance with the instructions on the reverse side of this proxy.

     WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS (PROPOSAL 1), AGAINST THE ADOPTION OF THE PROPOSAL TO CONVERT THE FUND TO AN OPEN-END INVESTMENT COMPANY (PROPOSAL 2), AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

          (CONTINUED, AND TO BE SIGNED AND DATED ON THE REVERSE SIDE.)

SEE REVERSE SIDE                                                SEE REVERSE SIDE


/X/  PLEASE MARK
     VOTES AS IN THIS
     EXAMPLE.

1.   Election of Directors.
     NOMINEES:  (01) R. Keith Walton
                (02) Alden C. Olson
                (03) Daniel T. Geraci

                                      WITHHELD
          FOR ALL                     FROM ALL
          NOMINEES                    NOMINEES
            / /                          / /

2. With respect to the proposal (Proposal 2) pursuant to the Fund's Articles of Incorporation to convert the Fund to an open-end investment company and to adopt an amendment and restatement of the Articles of Incorporation to effectuate the proposal.

                  FOR             AGAINST           ABSTAIN
                  / /               / /               / /

3. In their discretion, on such other matters as may properly come before the meeting and any adjournments thereof.


          / /
              ------------------------------------------
              For all nominee(s) except as written above

                    MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT / /

                    Please sign exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Signature:                                   Date:                Signature:                                   Date:
          --------------------------------        --------------            --------------------------------         --------------